Exhibit 99.2
INVESTOR FINANCIAL SUPPLEMENT
JUNE 30, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691
Ryan Greenier
Assistant Vice President
Investor Relations
Phone (860) 547-8844
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of July 28, 2011	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended June 30, 2010, September 30, 2010,
December 31, 2010, March 31, 2011 and June 30, 2011	11
Six Months Ended June 30, 2010 and 2011	12

COMMERCIAL MARKETS
Income Statements	13
Property & Casualty Commercial
Operating Results	14
Underwriting Results	15
Group Benefits
Income Statements	16
Supplemental Data	17

CONSUMER MARKETS
Income Statements	18
Operating Results	19
Underwriting Results	20
Written and Earned Premiums	21

WEALTH MANAGEMENT
Operating Results	22
Financial Highlights Excluding Impacts of DAC Unlocks	23
Deferred Policy Acquisition Costs and Present Value of Future Profits	24
Supplemental Data — Annuity Death and Income Benefits	25
Global Annuity
Income Statements	26
Supplemental Data
U.S.-Account Value Rollforward	27
International-Account Value Rollforward	28
Other-Account Value and Asset Rollforward	29
Life Insurance
Income Statements	30
Supplemental Data — Individual Life	31
Account Value Rollforward — Individual Life	32
Account Value and Account Value Rollforward-Private Placement Life Insurance	33
Retirement Plans
Income Statements	34
Supplemental Data
Assets Under Management	35
Account Value and Asset Rollforward	36
Mutual Funds
Income Statements	37
Supplemental Data
Deposits and Assets Under Management	38
Asset Rollforward	39

CORPORATE AND OTHER
Income Statements	40
Other Operations
Operating Results	41

INVESTMENTS
Investment Earnings Before-tax	42
Composition of Invested Assets
Consolidated	43
Life	44
Property & Casualty	45
Unrealized Loss Aging	46
Invested Asset Exposures
As of June 30, 2011	47

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	The Hartford Financial Services Group, Inc. (“The Hartford” or the “Company”) is organized into three customer-oriented divisions, Commercial Markets, Consumer Markets and Wealth Management, conducting business principally in seven reporting segments.
•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, specialty casualty coverages and third-party administrator services.
•	Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.
•	The Wealth Management division includes the reporting segments of Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. Global Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. and administers investments, retirement savings and other insurance and savings products to individuals and groups outside of the U.S., primarily in Japan and Europe. Life insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance owned by corporations and high net worth individuals. Retirement Plans provides products and services to corporations pursuant to Section 401(k)of the Internal Revenue Code of 1986, as amended (“IRS code”) and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and college savings plans under section 529 of the IRS code.
•	The Hartford includes in Corporate and Other the Company’s debt financing and related interest expense, as well as other capital raising activities, certain property and casualty insurance operations of The Hartford that have discontinued writing new business and includes substantially all of the Company’s asbestos and environmental exposures, banking operations and certain purchase accounting adjustments and other charges not allocated to the segments.
•	The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Group Benefits and an Other category. Property & Casualty consists of Property & Casualty Commercial, Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.
•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.
•	Assets under management (“AUM”) is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in capital markets or through net flow.
•	Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses before the net effect of certain realized capital gains and losses and discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes certain net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income (loss). Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.
•	Core earnings per diluted common share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per diluted common share provides investors with a valuable measure of the company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted common share should not be considered as a substitute for net income per diluted common share and does not reflect the overall profitability of the company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per diluted common share and core earnings per diluted common share when reviewing the company’s performance. A reconciliation of core earnings per diluted common share to net income per diluted common share for the periods presented herein is set forth on page 8.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 14 and 19, respectively.
•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, management of claims, use of reinsurance and its ability to manage its expense ratio. The Hartford believes that underwriting results provide investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income (loss) for Property & Casualty Commercial and Consumer Markets is set forth at pages 14 and 19, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	Core earnings ROA is a non-GAAP financial measure that the Company uses for certain segments in its Wealth Management Division to evaluate, and believes is an important measure of, operating performance. Core earnings ROA excludes the (i) net realized gains (losses), net of tax and DAC, excluded from core earnings, and (ii) the effect of discontinued operations. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure core earnings ROA provides investors with a valuable measure of the performance of the company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings, and the effect of including discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our business. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings ROA should not be considered a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the company believes it is important for investors to evaluate both core earnings ROA and ROA when reviewing the company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.
•	Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
•	Book value per diluted common share, excluding AOCI, is a non-GAAP financial measure based on a GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) diluted common shares outstanding. The Hartford provides book value per diluted common share excluding AOCI to enable investors to analyze the Company’s shareholders’ equity excluding the effect of changes in the value of the Company’s investment portfolio and other assets due to interest rates, currency and other factors. The Hartford believes book value per diluted common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in market value. Book value shareholders equity per diluted common share is the most directly comparable GAAP measure. A reconciliation of shareholders’ equity per diluted share to book value per diluted common share, excluding AOCI, for the periods presented herein is set forth at page 1.
•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.
•	Combined ratio before catastrophes and prior accident year development is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. This ratio measures the cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100% demonstrates a positive underwriting result, a non-GAAP financial measure described below. A combined ratio above 100% indicates a negative underwriting result. The combined ratio before catastrophes and prior year accident year development represents the combined ratio for the current accident year, excluding the impact of catastrophes. The company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss development. A reconciliation of the combined ratio to the combined ratio before catastrophes and prior year development for Property & Casualty Commercial and Consumer Markets is set forth at pages 15 and 20, respectively.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTH ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month		3 Month		JUNE 30,
	2010	2010	2010	2011	2011	Change		Change		2010	2011	Change
HIGHLIGHTS
Net income	$76	$666	$619	$511	$24	(68%)		(95%)		$395	$535	35%
Core earnings	$193	$705	$529	$586	$12	(94%)		(98%)		$738	$598	(19%)
Total revenues [1]	$3,265	$6,602	$5,930	$6,300	$5,401	65%		(14%)		$9,517	$11,701	23%
Total assets	$314,150	$313,926	$318,346	$322,538	$317,469	1%		(2%)

PER SHARE AND SHARES DATA [2]
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.15	$1.48	$1.37	$1.13	$0.03	(80%)		(97%)		$(0.24)	$1.16	NM
Core earnings available to common shareholders	$0.41	$1.56	$1.17	$1.30	$0.00	(100%)		(100%)		$0.58	$1.30	123%
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$0.14	$1.34	$1.24	$1.01	$0.03	(79%)		(97%)		$(0.24)	$1.06	NM
Core earnings available to common shareholders	$0.38	$1.42	$1.06	$1.15	$0.00	(100%)		(100%)		$0.56	$1.18	111%
Weighted average common shares outstanding (basic)	443.9	444.1	444.3	444.6	445.1	1.2	sh	0.5	sh	418.8	444.9	26.1	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	480.2	495.3	497.8	508.2	482.4	2.2	sh	(25.8	)sh	454.4	505.6	51.2	sh
Common shares outstanding	444.1	444.4	444.5	445.1	445.3	1.2	sh	0.2	sh	444.1	445.3	1.2	sh
Book value per common share	$41.29	$45.80	$44.44	$45.93	$47.43	15%		3%
Per common share impact of AOCI	$(3.10)	$0.44	$(2.26)	$(1.72)	$(0.17)	95%		90%
Book value per common share (excluding AOCI)	$44.39	$45.36	$46.70	$47.65	$47.60	7%		—

Book value per diluted share	$38.16	$42.11	$40.40	$41.57	$43.11	13%		4%
Per diluted share impact of AOCI	$(2.79)	$0.39	$(2.00)	$(1.52)	$(0.15)	95%		90%
Book value per diluted share (excluding AOCI)	$40.95	$41.72	$42.40	$43.09	$43.26	6%		—
Common shares outstanding and dilutive potential common shares	495.0	496.5	502.7	505.1	502.8	7.8	sh	(2.3	)sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	0.9%	6.1%	6.8%	9.6%	9.0%	8.1		(0.6)
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	7.9%	8.3%	7.5%	9.6%	8.7%	0.8		(0.9)
Debt to capitalization, including AOCI	25.9%	24.0%	24.5%	23.9%	23.4%	(2.5)		(0.5)
Annualized investment yield, after-tax	3.3%	3.1%	3.1%	3.2%	3.1%	(0.2)		(0.1)		3.1%	3.1%	—

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.

[3]	See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTH ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

Property & Casualty Commercial	$256	$294	$201	$181	$99	(61%)	(45%)	$496	$280	(44%)
Group Benefits	34	44	30	19	30	(12%)	58%	84	49	(42%)

Commercial Markets core earnings	290	338	231	200	129	(56%)	(36%)	580	329	(43%)

Consumer Markets core earnings (losses)	(15)	69	28	113	(179)	NM	NM	48	(66)	NM

Global Annuity [1]	(9)	262	238	228	209	NM	(8%)	200	437	119%
Life Insurance	60	85	50	53	60	—	13%	108	113	5%
Retirement Plans	10	35	14	21	16	60%	(24%)	21	37	76%
Mutual Funds	23	20	24	27	27	17%	—	50	54	8%

Wealth Management core earnings [1]	84	402	326	329	312	NM	(5%)	379	641	69%

Corporate and Other core losses	(166)	(104)	(56)	(56)	(250)	(51%)	NM	(269)	(306)	(14%)

CONSOLIDATED
Core earnings	193	705	529	586	12	(94%)	(98%)	738	598	(19%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][3]	(18)	(40)	55	(237)	92	NM	NM	(243)	(145)	40%
Add: Income (loss) from discontinued operations	(99)	1	35	162	(80)	19%	NM	(100)	82	NM

Net income	$76	$666	$619	$511	$24	(68%)	(95%)	$395	$535	35%

PER SHARE DATA [4]
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$0.38	$1.42	$1.06	$1.15	$0.00	(100%)	(100%)	$0.56	$1.18	111%
Net income (loss) available to common shareholders	$0.14	$1.34	$1.24	$1.01	$0.03	(79%)	(97%)	$(0.24)	$1.06	NM

[1]	Included in the three months ended December 31, 2010 is a benefit of $24, after-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[3]	Includes those net realized capital losses excluded from core earnings (losses). See page 9 for further analysis.

[4]	See page 8 for the reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$3,506	$3,513	$3,509	$3,519	$3,545	1%	1%	$7,033	$7,064	—
Fee income	1,186	1,164	1,218	1,209	1,219	3%	1%	2,366	2,428	3%
Net investment income (loss):
Securities available-for-sale and other	1,148	1,073	1,089	1,108	1,104	(4%)	—	2,202	2,212	—
Equity securities, trading [1]	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM

Total net investment income (loss)	(1,501)	2,116	1,220	1,911	507	NM	(73%)	254	2,418	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(292)	(146)	(74)	(119)	(31)	89%	74%	(632)	(150)	76%
OTTI losses recognized in other comprehensive income	184	31	15	64	8	(96%)	(88%)	372	72	(81%)

Net OTTI losses recognized in earnings	(108)	(115)	(59)	(55)	(23)	79%	58%	(260)	(78)	70%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	117	(142)	(30)	(348)	92	(21%)	NM	(5)	(256)	NM

Total net realized capital gains (losses)	9	(257)	(89)	(403)	69	NM	NM	(265)	(334)	(26%)
Other revenues	65	66	72	64	61	(6%)	(5%)	129	125	(3%)

Total revenues	3,265	6,602	5,930	6,300	5,401	65%	(14%)	9,517	11,701	23%

Benefits, losses and loss adjustment expenses	3,592	3,037	3,263	3,178	3,976	11%	25%	6,725	7,154	6%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM
Amortization of deferred policy acquisition costs and present value of future profits	935	431	514	664	835	(11%)	26%	1,582	1,499	(5%)
Insurance operating costs and expenses	1,111	1,046	1,135	1,120	1,224	10%	9%	2,226	2,344	5%
Interest expense	132	128	128	128	128	(3%)	—	252	256	2%

Total benefits and expenses	3,121	5,685	5,171	5,893	5,566	78%	(6%)	8,837	11,459	30%

Income (loss) from continuing operations before income taxes	144	917	759	407	(165)	NM	NM	680	242	(64%)

Income tax expense (benefit) [2][3][4]	(31)	252	175	58	(269)	NM	NM	185	(211)	NM

Income from continuing operations	175	665	584	349	104	(41%)	(70%)	495	453	(8%)

Income (loss) from discontinued operations, net of tax	(99)	1	35	162	(80)	19%	NM	(100)	82	NM

Net income	76	666	619	511	24	(68%)	(95%)	395	535	35%

Less: Income (loss) from discontinued operations, net of tax	(99)	1	35	162	(80)	19%	NM	(100)	82	NM
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [5]	(18)	(40)	55	(237)	92	NM	NM	(243)	(145)	40%

Core earnings	$193	$705	$529	$586	$12	(94%)	(98%)	$738	$598	(19%)

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended December 31, 2010 includes an income tax benefit of $18 related to tax adjustments for prior years.

[3]	The three and six months ended June 30, 2011 includes a tax benefit of $52 related to a resolution of a tax matter with the IRS for the computation of dividends received deduction for the years 1998, 2000 and 2001.

[4]	The three and six months ended June 30, 2011 includes a benefit of $86 related to the release of a deferred tax valuation allowance.

[5]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2010 AND JUNE 30, 2011

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,
	2010	2011	Change	2010	2011	Change	2010	2011	Change	2010	2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$52,834	1%	$25,114	$25,273	1%	$277	$25	(91%)	$77,820	$78,132	—
Fixed maturities, at fair value using the fair value option	639	1,214	90%	10	13	30%	—	—	—	649	1,227	89%
Equity securities, trading, at fair value	32,820	32,278	(2%)	—	—	—	—	—	—	32,820	32,278	(2%)
Equity securities, available-for-sale, at fair value	502	603	20%	374	378	1%	97	100	3%	973	1,081	11%
Mortgage loans	3,915	4,578	17%	372	588	58%	202	138	(32%)	4,489	5,304	18%
Policy loans, at outstanding balance	2,181	2,188	—	—	—	—	—	—	—	2,181	2,188	—
Limited partnerships and other alternative investments	957	1,024	7%	961	1,004	4%	—	—	—	1,918	2,028	6%
Other investments	1,486	799	(46%)	83	147	77%	48	27	(44%)	1,617	973	(40%)
Short-term investments	5,631	5,565	(1%)	1,117	1,022	(9%)	1,780	2,274	28%	8,528	8,861	4%

Total investments	100,560	101,083	1%	28,031	28,425	1%	2,404	2,564	7%	130,995	132,072	1%
Cash	1,809	1,638	(9%)	250	255	2%	3	5	67%	2,062	1,898	(8%)
Premiums receivable and agents’ balances	362	335	(7%)	2,911	3,083	6%	—	—	—	3,273	3,418	4%
Reinsurance recoverables	1,991	1,970	(1%)	2,871	2,881	—	—	—	—	4,862	4,851	—
Deferred policy acquisition costs and present value of future profits	8,594	8,302	(3%)	1,263	1,282	2%	—	—	—	9,857	9,584	(3%)
Deferred income taxes	1,786	1,538	(14%)	966	763	(21%)	973	1,061	9%	3,725	3,362	(10%)
Goodwill	470	470	—	149	149	—	432	417	(3%)	1,051	1,036	(1%)
Property and equipment, net	398	387	(3%)	729	620	(15%)	23	13	(43%)	1,150	1,020	(11%)
Other assets	573	1,651	188%	952	956	—	104	136	31%	1,629	2,743	68%
Separate account assets	159,742	157,485	(1%)	—	—	—	—	—	—	159,742	157,485	(1%)

Total assets	$276,285	$274,859	(1%)	$38,122	$38,414	1%	$3,939	$4,196	7%	$318,346	$317,469	—

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	18,724	1%	$21,025	$21,460	2%	$—	$—	—	$39,598	$40,184	1%
Other policyholder funds and benefits payable	44,550	44,073	(1%)	—	—	—	—	—	—	44,550	44,073	(1%)
Other policyholder funds and benefits payable — International variable annuities	32,793	32,237	(2%)	—	—	—	—	—	—	32,793	32,237	(2%)
Unearned premiums	173	178	3%	5,005	5,139	3%	(2)	(2)	—	5,176	5,315	3%
Debt	—	—	—	—	—	—	6,607	6,614	—	6,607	6,614	—
Consumer notes	382	368	(4%)	—	—	—	—	—	—	382	368	(4%)
Other liabilities	5,604	6,226	11%	1,756	1,422	(19%)	1,827	1,870	2%	9,187	9,518	4%
Separate account liabilities	159,742	157,485	(1%)	—	—	—	—	—	—	159,742	157,485	(1%)

Total liabilities	261,817	259,291	(1%)	27,786	28,021	1%	8,432	8,482	1%	298,035	295,794	(1%)

Common equity, excluding AOCI	14,247	14,839	4%	10,379	10,070	(3%)	(3,870)	(3,713)	4%	20,756	21,196	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	221	729	NM	(43)	323	NM	(1,179)	(1,129)	4%	(1,001)	(77)	92%

Total stockholders’ equity	14,468	15,568	8%	10,336	10,393	1%	(4,493)	(4,286)	5%	20,311	21,675	7%

Total liabilities and equity	$276,285	$274,859	(1%)	$38,122	$38,414	1%	$3,939	$4,196	7%	$318,346	$317,469	—

[1]	Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2010	2010	2010	2011	2011	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$—	$—	$400	$400	$400	NM	—
Senior notes	4,879	4,880	4,480	4,480	4,480	(8%)	—
Junior subordinated debentures	1,721	1,723	1,727	1,730	1,734	1%	—

Total debt [1]	$6,600	$6,603	$6,607	$6,610	$6,614	—	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$19,714	$20,159	$20,756	$21,207	$21,196	8%	—
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	(1,379)	194	(1,001)	(764)	(77)	94%	90%

Total stockholders’ equity	$18,891	$20,909	$20,311	$20,999	$21,675	15%	3%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$25,491	$27,512	$26,918	$27,609	$28,289	11%	2%

Total capitalization, excluding AOCI, net of tax	$26,870	$27,318	$27,919	$28,373	$28,366	6%	—

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	25.9%	24.0%	24.5%	23.9%	23.4%	(2.5)	(0.5)

Total debt to capitalization, excluding AOCI	24.6%	24.2%	23.7%	23.3%	23.3%	(1.3)	—

Total rating agency adjusted debt to capitalization [2] [3]	29.7%	27.6%	28.5%	27.9%	27.2%	(2.5)	(0.7)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $452, $384, $382, $382 and $368 as of June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.4 billion, $1.4 billion, $1.5 billion, $1.6 billion and $1.5 billion for the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively.

[3]	Reflects 25% equity credit for all junior subordinated debentures and the discount value of the Allianz junior subordinated debentures. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2011	December 31, 2010

P&C U.S. Statutory Capital and Surplus [1]	$7,627	$7,721

GAAP Adjustments
Deferred policy acquisition costs	1,282	1,263
Benefit reserves	(64)	(70)
GAAP unrealized losses on investments, net of tax	306	(57)
Goodwill	149	149
Non-admitted assets	1,155	1,247
Other, net	(62)	83

P&C GAAP Stockholders’ Equity	$10,393	$10,336

Life U.S. Statutory Capital and Surplus [1]	$7,951	$7,731

GAAP Adjustments
Investment in subsidiaries	3,060	2,699
Deferred policy acquisition costs	8,302	8,594
Deferred taxes	(1,257)	(777)
Benefit reserves	(3,739)	(4,097)
Unrealized losses on investments, net of impairments	835	306
Asset valuation reserve and interest maintenance reserve	522	420
Goodwill	470	461
Other, net	(576)	(869)

Life GAAP Stockholders’ Equity	$15,568	$14,468

[1]	Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2010	2010	2010	2011	2011	Change	Change

Fixed maturities net unrealized gain (loss)	$(819)	$389	$(562)	$(306)	$251	NM	NM
Equities net unrealized gain (loss)	(92)	(42)	(26)	28	7	NM	(75%)
Other-than-temporary impairment losses recognized in AOCI	(171)	(127)	(108)	(103)	(107)	37%	(4%)
Net deferred gain on cash-flow hedging instruments	486	565	385	317	388	(20%)	22%

Total net unrealized gain (loss)	(596)	785	(311)	(64)	539	NM	NM
Foreign currency translation adjustments	240	404	488	456	514	114%	13%
Pension and other postretirement adjustment	(1,023)	(995)	(1,178)	(1,156)	(1,130)	(10%)	2%

Total accumulated other comprehensive income (loss)	$(1,379)	$194	$(1,001)	$(764)	$(77)	94%	90%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011

Numerator:
Net income	$76	$666	$619	$511	$24	$395	$535
Less: MCP dividends	11	10	11	10	11	12	21
Less: Capital Purchase Program (“CPP”) preferred dividends and accretion of discount	—	—	—	—	—	482	—

Net income (loss) available to common shareholders	65	656	608	501	13	(99)	514
Add: Impact of assumed conversion of preferred shares to common [4]	—	10	11	10	—	—	21

Net income (loss) available to common shareholders and assumed conversion of preferred shares	65	666	619	511	13	(99)	535

Net income (loss) available to common shareholders	65	656	608	501	13	(99)	514
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(18)	(40)	55	(237)	92	(243)	(145)
Less: Income (loss) from discontinued operations	(99)	1	35	162	(80)	(100)	82

Core earnings available to common shareholders	182	695	518	576	1	244	577
Add: Impact of assumed conversion of preferred shares to common [4]	—	10	11	10	—	12	21

Core earnings available to common shareholders and assumed conversion of preferred shares	$182	$705	$529	$586	$1	$256	$598

Denominator:
Weighted average common shares outstanding (basic)	443.9	444.1	444.3	444.6	445.1	418.8	444.9
Dilutive effect of stock compensation	1.1	1.4	1.3	1.8	1.0	1.2	1.4
Dilutive effect of CPP Warrants [2]	32.6	29.0	31.4	34.0	32.9	32.5	33.4
Dilutive effect of Allianz warrants [3]	2.6	—	—	7.1	3.4	1.9	5.2

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	480.2	474.5	477.0	487.5	482.4	454.4	484.9
Dilutive effect of assumed conversion of MCP [4]	—	20.8	20.8	20.7	—	—	20.7

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	480.2	495.3	497.8	508.2	482.4	454.4	505.6

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.15	$1.48	$1.37	$1.13	$0.03	$(0.24)	$1.16
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings, and MCP dividends	(0.04)	(0.08)	0.12	(0.53)	0.21	(0.58)	(0.33)
Less: Income (loss) from discontinued operations	(0.22)	—	0.08	0.36	(0.18)	(0.24)	0.18

Core earnings available to common shareholders	$0.41	$1.56	$1.17	$1.30	$0.00	$0.58	$1.30

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$0.14	$1.38	$1.27	$1.03	$0.03	$(0.24)	$1.06
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings, and MCP dividends	—	(0.04)	(0.03)	(0.02)	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	$0.14	$1.34	$1.24	$1.01	$0.03	$(0.24)	$1.06

Net income (loss) available to common shareholders	$0.14	$1.38	$1.27	$1.03	$0.03	$(0.24)	$1.06
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	—	0.02	—
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.04)	(0.08)	0.11	(0.47)	0.19	(0.54)	(0.30)
Less: Income (loss) from discontinued operations	(0.20)	—	0.07	0.32	(0.16)	(0.22)	0.17

Core earnings available to common shareholders	0.38	1.46	1.09	1.18	0.00	0.54	1.19
Add: Impact of assumed conversion of preferred shares to common	—	(0.04)	(0.03)	(0.03)	—	(0.02)	(0.01)

Core earnings available to common shareholders and assumed conversion of preferred shares	$0.38	$1.42	$1.06	$1.15	0.00	$0.56	$1.18

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the second quarter of 2011 triggered a provision in The Hartford’s Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.754 from $9.773.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at June 30, 2010 and June 30, 2011, would have been convertible into 20.8 million and 20.7 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$150	$88	$(29)	$(49)	$151	1%	NM	$121	$102	(16%)
Net impairment losses	(62)	(104)	(38)	(29)	(1)	98%	97%	(178)	(30)	83%
Japanese fixed annuity contract hedges, net [1]	17	7	4	(11)	15	(12%)	NM	7	4	(43%)
Results of variable annuity hedge program
GMWB derivatives, net	(235)	132	126	33	(70)	70%	NM	(151)	(37)	75%
Macro hedge program	193	(187)	(79)	(196)	56	(71%)	NM	118	(140)	NM

Total results of variable annuity hedge program	(42)	(55)	47	(163)	(14)	67%	91%	(33)	(177)	NM
Other net gain (loss) [2]	(80)	24	80	20	(59)	26%	NM	(160)	(39)	76%

Total net realized capital gains (losses), after-tax and DAC	$(17)	$(40)	$64	$(232)	$92	NM	NM	$(243)	$(140)	42%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(17)	$(40)	$64	$(232)	$92	NM	NM	$(243)	$(140)	42%
Less: total net realized capital gains (losses) included in core earnings (losses)	1	—	9	5	—	(100%)	(100%)	—	5	NM

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(18)	$(40)	$55	$(237)	$92	NM	NM	$(243)	$(145)	40%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain (loss) of $(8), $(12), $8, $3 and $(3) would have been recognized as an adjustment to this amount in the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011, respectively, and an estimated realized gain (loss) of $0 and $(5) would have been recognized as an adjustment to this amount in the six months ended June 30, 2010 and 2011, respectively.

[2]	Other net gain (loss) includes losses on Japan 3 Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2010	2010	2010	2011	2011

Numerator [1]:
Net income available to common shareholders — last 12 months	$126	$1,074	$1,198	$1,872	$1,820
Core earnings available to common shareholders — last 12 months	$1,475	$1,588	$1,490	$2,013	$1,832

Denominator [2]:
Average common stockholders’ equity, including AOCI	14,706.0	17,712.5	17,608.0	19,419.5	20,283.0
Less: Average AOCI	(3,994.5)	(1,511.5)	(2,156.5)	(1,570.5)	(728.0)

Average common stockholders’ equity, excluding AOCI	18,700.5	19,224.0	19,764.5	20,990.0	21,011.0

ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	0.9%	6.1%	6.8%	9.6%	9.0%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	7.9%	8.3%	7.5%	9.6%	8.7%

[1]	For a reconciliation of net income to core earnings, see page 8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty		Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Group Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated
Three months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$15	$23	$38	$3	$(110)	$59	$7	$—	$(44)	$16	$13
Less: Impacts of DAC	—	—	—	—	53	(7)	—	—	46	—	46
Less: Impacts of tax	4	9	13	1	(58)	23	3	(1)	(33)	4	(15)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$14	$25	$2	$(105)	$43	$4	$1	$(57)	$12	$(18)

Three months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$8	$—	$8	$1	$(329)	$11	$2	$(1)	$(317)	$48	$(260)
Less: Impacts of DAC	—	—	—	—	(202)	(8)	10	—	(200)	2	(198)
Less: Impacts of tax	3	(2)	1	—	(42)	7	(3)	—	(38)	15	(22)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$5	$2	$7	$1	$(85)	$12	$(5)	$(1)	$(79)	$31	$(40)

Three months ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$16	$16	$32	$3	$(143)	$(21)	$(7)	$—	$(171)	$37	$(99)
Less: Impacts of DAC	—	—	—	—	(192)	(2)	1	—	(193)	2	(191)
Less: Impacts of tax	5	6	11	1	20	(7)	(3)	(1)	9	16	37

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$10	$21	$2	$29	$(12)	$(5)	$1	$13	$19	$55

Three months ended March 31, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(21)	$(13)	$(34)	$(4)	$(312)	$(32)	$(9)	$1	$(352)	$(15)	$(405)
Less: Impacts of DAC	—	—	—	—	(34)	(3)	(1)	—	(38)	1	(37)
Less: Impacts of tax	(7)	(5)	(12)	(1)	(100)	(11)	(2)	—	(113)	(5)	(131)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(14)	$(8)	$(22)	$(3)	$(178)	$(18)	$(6)	$1	$(201)	$(11)	$(237)

Three months ended June 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$14	$10	$24	$3	$13	$10	$11	$—	$34	$12	$73
Less: Impacts of DAC	—	—	—	—	51	9	6	—	66	1	67
Less: Impacts of tax	(11)	(1)	(12)	(2)	(57)	(5)	(9)	—	(71)	(1)	(86)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$25	$11	$36	$5	$19	$6	$14	$—	$39	$12	$92

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer			Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Benefits	Markets	Markets	Global Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated
Six months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(12)	$33	$21	$(2)	$(308)	$32	$(7)	$1	$(282)	$6	$(257)
Less: Impacts of DAC	—	—	—	—	(8)	(7)	(3)	—	(18)	1	(17)
Less: Impacts of tax	12	18	30	3	(66)	20	9	—	(37)	7	3

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(24)	$15	$(9)	$(5)	$(234)	$19	$(13)	$1	$(227)	$(2)	$(243)

Six months ended June 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(7)	$(3)	$(10)	$(1)	$(299)	$(22)	$2	$1	$(318)	$(3)	$(332)
Less: Impacts of DAC	—	—	—	—	17	6	5	—	28	2	30
Less: Impacts of tax	(18)	(6)	(24)	(3)	(157)	(16)	(11)	—	(184)	(6)	(217)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$3	$14	$2	$(159)	$(12)	$8	$1	$(162)	$1	$(145)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35%, as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 30,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$2,477	$2,482	$2,496	$2,526	$2,579	4%	2%	$4,990	$5,105	2%
Fee income	12	15	14	16	14	17%	(13%)	25	30	20%
Net investment income	355	333	347	346	345	(3%)	—	684	691	1%
Other revenues	25	26	24	23	26	4%	13%	46	49	7%
Net realized capital gains (losses)	36	4	29	(37)	23	(36%)	NM	16	(14)	NM

Total revenues	2,905	2,860	2,910	2,874	2,987	3%	4%	5,761	5,861	2%

Losses and loss adjustment expenses	1,645	1,599	1,767	1,830	1,997	21%	9%	3,335	3,827	15%
Amortization of deferred policy acquisition costs	355	353	350	350	353	(1%)	1%	711	703	(1%)
Insurance operating costs and other expenses	468	427	454	472	461	(1%)	(2%)	895	933	4%

Total benefits and expenses	2,468	2,379	2,571	2,652	2,811	14%	6%	4,941	5,463	11%

Income from continuing operations before income taxes	437	481	339	222	176	(60%)	(21%)	820	398	(51%)

Income tax expense [1]	122	136	87	44	11	(91%)	(75%)	249	55	(78%)

Income from continuing operations	315	345	252	178	165	(48%)	(7%)	571	343	(40%)

Income (loss) from discontinued operations, net of tax	3	7	1	160	(3)	NM	NM	4	157	NM

Net income	318	352	253	338	162	(49%)	(52%)	575	500	(13%)

Less: Income (loss) from discontinued operations, net of tax	3	7	1	160	(3)	NM	NM	4	157	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1][2]	25	7	21	(22)	36	44%	NM	(9)	14	NM

Core earnings	$290	$338	$231	$200	$129	(56%)	(36%)	$580	$329	(43%)

[1]	The three and six months ended June 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,388	$1,447	$1,449	$1,645	$1,498	8%	(9%)	$2,900	$3,143	8%
Change in unearned premium reserve	(27)	8	(17)	147	(19)	30%	NM	61	128	110%

Earned premiums	1,415	1,439	1,466	1,498	1,517	7%	1%	2,839	3,015	6%

Losses and loss adjustment expenses
Current accident year before catastrophes	855	888	945	962	950	11%	(1%)	1,746	1,912	10%
Current accident year catastrophes	83	13	18	46	166	100%	NM	121	212	75%
Prior accident years [1]	(139)	(118)	(22)	(6)	31	NM	NM	(221)	25	NM

Total losses and loss adjustment expenses	799	783	941	1,002	1,147	44%	14%	1,646	2,149	31%

Underwriting expenses [2]	466	434	443	455	455	(2%)	—	902	910	1%
Dividends to policyholders	4	4	5	4	4	—	—	(4)	8	NM

Underwriting results	146	218	77	37	(89)	NM	NM	295	(52)	NM

Net investment income	245	226	242	242	239	(2%)	(1%)	467	481	3%
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(3)	(2)	(2)	(1)	50%	50%	(4)	(3)	25%
Other expenses	(32)	(26)	(45)	(40)	(34)	(6%)	15%	(67)	(74)	(10%)
Income tax expense	(101)	(121)	(71)	(56)	(16)	84%	71%	(195)	(72)	63%

Core earnings	256	294	201	181	99	(61%)	(45%)	496	280	(44%)

Add: Net realized capital gains (losses), after-tax [3]	11	5	11	(14)	25	127%	NM	(24)	11	NM

Income from continuing operations, net of tax	$267	$299	$212	$167	$124	(54%)	(26%)	$472	$291	(38%)

Add: Income (loss) from discontinued operations, net of tax	3	7	1	160	(3)	NM	NM	4	157	NM

Net Income	$270	$306	$213	$327	$121	(55%)	(63%)	$476	$448	(6%)

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011
Auto liability	$(16)	$(26)	$(3)	$(1)	$—	$(25)	$(1)
Workers’ compensation	(10)	(34)	(17)	(1)	4	(19)	3
Package business	1	(11)	1	(7)	3	(9)	(4)
General liability	(32)	(47)	(14)	6	6	(47)	12
Professional liability	(61)	(8)	(1)	(9)	2	(79)	(7)
Fidelity & Surety	(5)	—	4	—	(2)	(9)	(2)
Commercial Property	(2)	1	(3)	2	(7)	(14)	(5)
Uncollectible reinsurance	(30)	—	—	—	—	(30)	—
Discount accretion on workers’ compensation	6	7	6	7	10	13	17
Catastrophes	4	1	—	(5)	10	—	5
Other reserve re-estimates, net	6	(1)	5	2	5	(2)	7

Total prior accident years development	$(139)	$(118)	$(22)	$(6)	$31	$(221)	$25

[2]	The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,388	$1,447	$1,449	$1,645	$1,498	8%	(9%)	$2,900	$3,143	8%
Change in unearned premium reserve	(27)	8	(17)	147	(19)	30%	NM	61	128	110%

Earned premiums	1,415	1,439	1,466	1,498	1,517	7%	1%	2,839	3,015	6%

Losses and loss adjustment expenses
Current accident year before catastrophes	855	888	945	962	950	11%	(1%)	1,746	1,912	10%
Current accident year catastrophes	83	13	18	46	166	100%	NM	121	212	75%
Prior accident years [1]	(139)	(118)	(22)	(6)	31	NM	NM	(221)	25	NM

Total losses and loss adjustment expenses	799	783	941	1,002	1,147	44%	14%	1,646	2,149	31%

Underwriting expenses [2]	466	434	443	455	455	(2%)	—	902	910	1%
Dividends to policyholders	4	4	5	4	4	—	—	(4)	8	NM

Underwriting results	$146	$218	$77	$37	$(89)	NM	NM	$295	$(52)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	60.3	61.8	64.4	64.3	62.6	(2.3)	1.7	61.5	63.4	(1.9)
Current accident year catastrophes	5.9	0.9	1.2	3.0	11.0	(5.1)	(8.0)	4.3	7.0	(2.7)
Prior accident years [1] [3]	(9.9)	(8.2)	(1.5)	(0.4)	2.1	(12.0)	(2.5)	(7.8)	0.8	(8.6)

Total losses and loss adjustment expenses	56.4	54.5	64.2	66.9	75.6	(19.2)	(8.7)	57.9	71.3	(13.4)

Expenses	33.0	30.1	30.2	30.4	30.0	3.0	0.4	31.8	30.2	1.6
Policyholder dividends	0.3	0.3	0.3	0.3	0.3	—	—	(0.1)	0.3	(0.4)

Combined ratio	89.6	84.9	94.7	97.5	105.8	(16.2)	(8.3)	89.6	101.7	(12.1)

Catastrophes
Current year	5.9	0.9	1.2	3.0	11.0	(5.1)	(8.0)	4.3	7.0	(2.7)
Prior year	0.3	—	—	(0.3)	0.7	(0.4)	(1.0)	—	0.2	(0.2)

Catastrophe ratio	6.2	0.9	1.3	2.7	11.6	(5.4)	(8.9)	4.3	7.2	(2.9)

Combined ratio before catastrophes	83.5	84.0	93.5	94.8	94.2	(10.7)	0.6	85.3	94.5	(9.2)

Combined ratio before catastrophes and prior year development	93.6	92.2	95.0	94.9	92.8	0.8	2.1	93.1	93.9	(0.8)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Standard Commercial Lines Renewal Written Price Increases/(Decreases) [4]	1%	1%	1%	3%	3%	2%	—	1%	3%	2%

Standard Commercial Lines Policy Count Retention [4]	83%	83%	83%	83%	82%	(1%)	(1%)	84%	83%	(1%)

New Business Premium $	$276	$279	$270	$303	$286	4%	(5%)	$573	$589	3%

Standard Commercial Lines Policies in Force [4]	1,191,477	1,201,862	1,211,047	1,229,758	1,250,152	5%	2%

[1]	Refer to footnote 1 on page 14 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

[2]	The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[4]	Standard commercial lines consist of The Hartford’s small commercial and middle market lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Direct premiums	$1,060	$1,036	$1,025	$1,024	$1,058	—	3%	$2,139	$2,082	(3%)
Reinsurance premiums	2	7	5	4	4	100%	—	12	8	(33%)

Net premiums	1,062	1,043	1,030	1,028	1,062	—	3%	2,151	2,090	(3%)

Administrative Services Only (“ASO”) fees	9	10	10	11	11	22%	—	19	22	16%
Other fees	3	5	4	5	3	—	(40%)	6	8	33%

Total fee income	12	15	14	16	14	17%	(13%)	25	30	20%

Total premiums and other considerations	1,074	1,058	1,044	1,044	1,076	—	3%	2,176	2,120	(3%)

Net investment income
Net investment income on G/A assets	101	96	95	95	96	(5%)	1%	200	191	(5%)
Net investment income on assigned capital	9	11	10	9	10	11%	11%	17	19	12%

Total net investment income	110	107	105	104	106	(4%)	2%	217	210	(3%)
Net realized capital losses — core	—	(1)	(1)	(1)	—	—	100%	(1)	(1)	—

Total core revenues	1,184	1,164	1,148	1,147	1,182	—	3%	2,392	2,329	(3%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	23	—	16	(13)	10	(57%)	NM	33	(3)	NM

Total revenues	1,207	1,164	1,164	1,134	1,192	(1%)	5%	2,425	2,326	(4%)

Benefits and Expenses
Benefits and losses
Death benefits	300	296	286	340	319	6%	(6%)	635	659	4%
Other contract benefits	445	479	481	488	478	7%	(2%)	905	966	7%
Change in reserve	101	41	59	—	53	(48%)	—	149	53	(64%)

Total benefits and losses	846	816	826	828	850	—	3%	1,689	1,678	(1%)

Other insurance expenses
Commissions & wholesaling expenses	138	139	125	136	136	(1%)	—	282	272	(4%)
Operating expenses	129	127	133	133	135	5%	2%	262	268	2%
Premium taxes and other expenses [1]	24	22	25	31	23	(4%)	(26%)	46	54	17%

Subtotal — expenses before deferral	291	288	283	300	294	1%	(2%)	590	594	1%
Deferred policy acquisition costs	(10)	(13)	(11)	(14)	(13)	(30%)	7%	(26)	(27)	(4%)

Total other insurance expense	281	275	272	286	281	—	(2%)	564	567	1%
Amortization of deferred policy acquisition costs	15	15	15	14	14	(7%)	—	31	28	(10%)

Total benefits and expenses	1,142	1,106	1,113	1,128	1,145	—	2%	2,284	2,273	—
Core earnings before income taxes	42	58	35	19	37	(12%)	95%	108	56	(48%)
Income tax expense	8	14	5	—	7	(12%)	—	24	7	(71%)

Core Earnings	34	44	30	19	30	(12%)	58%	84	49	(42%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	14	2	10	(8)	11	(21%)	NM	15	3	(80%)

Net income	$48	$46	$40	$11	$41	(15%)	NM	$99	$52	(47%)

After-Tax Profit as % of Revenues
Core earnings	2.9%	3.8%	2.6%	1.7%	2.6%	(0.3)	0.9	3.6%	2.1%	(1.5)
Net income	4.0%	4.0%	3.4%	1.0%	3.6%	(0.4)	2.6	4.2%	2.3%	(1.9)

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

[2]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$469	$472	$470	$462	$452	(4%)	(2%)	$950	$914	(4%)
Group life	514	513	513	516	512	—	(1%)	1,026	1,028	—
Other	58	58	47	50	49	(16%)	(2%)	117	99	(15%)

Total fully insured — ongoing premiums	$1,041	$1,043	$1,030	$1,028	$1,013	(3%)	(1%)	$2,093	$2,041	(2%)

Total buyouts [1]	21	—	—	—	49	133%	—	58	49	(16%)

Total premiums	1,062	1,043	1,030	1,028	$1,062	—	3%	2,151	2,090	(3%)
Group disability — premium equivalents [2]	98	101	99	105	107	9%	2%	194	212	9%

Total premiums and premium equivalent	$1,160	$1,144	$1,129	$1,133	$1,169	1%	3%	$2,345	$2,302	(2%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$43	$37	$37	$109	$41	(5%)	(62%)	$163	$150	(8%)
Group life	55	58	47	128	48	(13%)	(63%)	227	176	(22%)
Other	3	5	2	7	3	—	(57%)	7	10	43%

Total fully insured — ongoing sales	101	100	86	244	92	(9%)	(62%)	397	336	(15%)

Total buyouts [1]	21	—	—	—	49	133%	—	58	49	(16%)

Total sales	122	100	86	244	141	16%	(42%)	455	385	(15%)
Group disability premium equivalents [2]	12	18	8	47	22	83%	(53%)	66	69	5%

Total sales and premium equivalents	$134	$118	$94	$291	$163	22%	(44%)	$521	$454	(13%)

RATIOS [3]
Loss Ratio	78.3%	77.1%	79.1%	79.3%	78.0%	(0.3)	(1.3)	77.0%	78.7%	1.7
Expense Ratio [4]	28.1%	27.4%	27.5%	28.7%	28.7%	0.6	—	28.1%	28.7%	0.6

GAAP RESERVES [5]
Group disability	$4,996	$5,069	$5,127	$5,164	5,225	5%	1%
Group life	1,269	1,244	1,250	1,217	1,210	(5%)	(1%)
Other	83	82	79	76	75	(10%)	(1%)

Total GAAP reserves	$6,348	$6,395	$6,456	$6,457	$6,510	3%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	ASO fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.

[5]
Reserve balances for the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 are net of reinsurance recoverables of $199, $200, $209, $212, and 219, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$995	$985	$971	$956	$939	(6%)	(2%)	$1,991	$1,895	(5%)
Net investment income	49	46	48	50	49	—	(2%)	93	99	6%
Other revenues	40	40	49	40	36	(10%)	(10%)	83	76	(8%)
Net realized capital gains (losses)	2	1	2	(4)	2	—	NM	(3)	(2)	33%

Total revenues	1,086	1,072	1,070	1,042	1,026	(6%)	(2%)	2,164	2,068	(4%)

Losses and loss adjustment expenses	822	689	739	599	904	10%	51%	1,523	1,503	(1%)
Amortization of deferred policy acquisition costs	168	167	164	161	160	(5%)	(1%)	336	321	(4%)
Insurance operating costs and other expenses [1]	123	118	128	120	240	95%	100%	247	360	46%

Total benefits and expenses	1,113	974	1,031	880	1,304	17%	48%	2,106	2,184	4%

Income (loss) before income taxes	(27)	98	39	162	(278)	NM	NM	58	(116)	NM

Income tax expense (benefit)	(14)	28	9	52	(104)	NM	NM	15	(52)	NM

Net income (loss)	(13)	70	30	110	(174)	NM	NM	43	(64)	NM

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	2	1	2	(3)	5	150%	NM	(5)	2	NM

Core earnings (losses)	$(15)	$69	$28	$113	$(179)	NM	NM	$48	$(66)	NM

[1]	The three and six months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,033	$1,014	$896	$884	$969	(6%)	10%	$1,976	$1,853	(6%)
Change in unearned premium reserve	38	29	(75)	(72)	30	(21%)	NM	(15)	(42)	(180%)

Earned premiums	995	985	971	956	939	(6%)	(2%)	1,991	1,895	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes	686	681	703	616	623	(9%)	1%	1,353	1,239	(8%)
Current accident year catastrophes	146	42	71	32	281	92%	NM	187	313	67%
Prior accident years [1]	(10)	(34)	(35)	(49)	—	100%	100%	(17)	(49)	(188%)

Total losses and loss adjustment expenses	822	689	739	599	904	10%	51%	1,523	1,503	(1%)

Underwriting expenses	241	238	237	233	236	(2%)	1%	482	469	(3%)

Underwriting results	(68)	58	(5)	124	(201)	(196%)	NM	(14)	(77)	NM

Net investment income	49	46	48	50	49	—	(2%)	93	99	6%
Periodic net coupon settlements on credit derivatives, before-tax	(1)	—	(1)	—	(1)	—	NM	(1)	(1)	—
Other expenses [2]	(10)	(7)	(6)	(8)	(128)	NM	NM	(18)	(136)	NM
Income tax benefit (expense)	15	(28)	(8)	(53)	102	NM	NM	(12)	49	NM

Core earnings (losses)	(15)	69	28	113	(179)	NM	NM	48	(66)	NM

Add: Net realized capital gains (losses), after-tax [3]	2	1	2	(3)	5	150%	NM	(5)	2	NM

Net income (loss)	$(13)	$70	$30	$110	$(174)	NM	NM	$43	$(64)	NM

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011
Auto liability	$(24)	$(41)	$(33)	$(55)	$(9)	$(41)	$(64)
Homeowners	9	3	(4)	(14)	1	24	(13)
Catastrophes	4	8	(1)	19	9	3	28
Other reserve re-estimates, net	1	(4)	3	1	(1)	(3)	—

Total prior accident years development	$(10)	$(34)	$(35)	$(49)	$—	$(17)	$(49)

[2]	The three and six months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

[3]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,033	$1,014	$896	$884	$969	(6%)	10%	$1,976	$1,853	(6%)
Change in unearned premium reserve	38	29	(75)	(72)	30	(21%)	NM	(15)	(42)	(180%)

Earned premiums	995	985	971	956	939	(6%)	(2%)	1,991	1,895	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes	686	681	703	616	623	(9%)	1%	1,353	1,239	(8%)
Current accident year catastrophes	146	42	71	32	281	92%	NM	187	313	67%
Prior accident years [1]	(10)	(34)	(35)	(49)	—	100%	100%	(17)	(49)	(188%)

Total losses and loss adjustment expenses	822	689	739	599	904	10%	51%	1,523	1,503	(1%)

Underwriting expenses	241	238	237	233	236	(2%)	1%	482	469	(3%)

Underwriting results	$(68)	$58	$(5)	$124	$(201)	(196%)	NM	$(14)	$(77)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	69.0	69.2	72.4	64.3	66.5	2.5	(2.2)	68.0	65.4	2.6
Current accident year catastrophes	14.6	4.3	7.3	3.4	29.9	(15.3)	(26.5)	9.4	16.5	(7.1)
Prior accident years [1]	(0.9)	(3.5)	(3.6)	(5.1)	—	(0.9)	(5.1)	(0.8)	(2.6)	1.8

Total losses and loss adjustment expenses	82.6	70.0	76.0	62.6	96.4	(13.8)	(33.8)	76.5	79.4	(2.9)

Expenses	24.3	24.1	24.4	24.4	25.1	(0.8)	(0.7)	24.2	24.7	(0.5)

Combined ratio	106.9	94.1	100.4	87.0	121.5	(14.6)	(34.5)	100.7	104.1	(3.4)

Catastrophes
Current year	14.6	4.3	7.3	3.4	29.9	(15.3)	(26.5)	9.4	16.5	(7.1)
Prior year	0.5	0.7	—	2.0	1.0	(0.5)	1.0	0.2	1.5	(1.3)

Catastrophe ratio	15.0	5.1	7.2	5.4	30.8	(15.8)	(25.4)	9.5	18.0	(8.5)

Combined ratio before catastrophes	91.8	89.1	93.2	81.6	90.6	1.2	(9.0)	91.2	86.1	5.1

Combined ratio before catastrophes and prior year development	93.2	93.3	96.8	88.7	91.6	1.6	(2.9)	92.2	90.1	2.1

PRODUCT
Automobile	98.7	93.3	103.1	85.7	99.5	(0.8)	(13.8)	96.2	92.5	3.7
Homeowners	128.8	96.3	94.1	89.2	172.8	(44.0)	(83.6)	112.9	130.8	(17.9)

Total	106.9	94.1	100.4	87.0	121.5	(14.6)	(34.5)	100.7	104.1	(3.4)

[1]	Refer to footnote 1 on page 19 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec, 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$752	$743	$653	$647	$724	(4%)	12%	$1,423	$1,371	(4%)
Agency	267	258	231	224	233	(13%)	4%	525	457	(13%)
Other	14	13	12	13	12	(14%)	(8%)	28	25	(11%)

Total	$1,033	$1,014	$896	$884	$969	(6%)	10%	$1,976	$1,853	(6%)

EARNED PREMIUMS [1]

AARP	$716	$712	$707	$698	$694	(3%)	(1%)	$1,431	$1,392	(3%)
Agency	264	259	251	243	234	(11%)	(4%)	530	477	(10%)
Other	15	14	13	15	11	(27%)	(27%)	30	26	(13%)

Total	$995	$985	$971	$956	$939	(6%)	(2%)	$1,991	$1,895	(5%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$719	$700	$630	$641	$665	(8%)	4%	$1,415	$1,306	(8%)
Homeowners	314	314	266	243	304	(3%)	25%	561	547	(2%)

Total	$1,033	$1,014	$896	$884	$969	(6%)	10%	$1,976	$1,853	(6%)

EARNED PREMIUMS [1]

Automobile	$711	$698	$684	$672	$657	(8%)	(2%)	$1,424	$1,329	(7%)
Homeowners	284	287	287	284	282	(1%)	(1%)	567	566	—

Total	$995	$985	$971	$956	$939	(6%)	(2%)	$1,991	$1,895	(5%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	6%	8%	7%	7%	6%	—	(1%)	6%	6%	—
Homeowners	9%	11%	10%	9%	9%	—	—	9%	9%	—

Policy Count Retention
Automobile	84%	82%	81%	82%	82%	(2%)	—	84%	82%	(2%)
Homeowners	85%	84%	84%	83%	84%	(1%)	1%	85%	83%	(2%)

New Business Premium $
Automobile	$82	$74	$62	$66	$75	(9%)	14%	$175	$141	(19%)
Homeowners	$30	$26	$20	$19	$23	(23%)	21%	$60	$42	(30%)

Policies in force
Automobile	2,341,594	2,287,845	2,226,351	2,178,719	2,137,351	(9%)	(2%)
Homeowners	1,479,749	1,455,921	1,426,107	1,402,264	1,380,301	(7%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
REVENUES
Earned premiums [1]	$36	$45	$39	$38	$26	(28%)	(32%)	$53	$64	21%
Fee income [1]	1,117	1,108	1,164	1,142	1,146	3%	—	2,237	2,288	2%
Net investment income (loss)
Securities available-for-sale and other	673	649	640	656	660	(2%)	1%	1,280	1,316	3%
Equity securities held for trading [2]	(2,649)	1,043	131	804	(597)	77%	NM	(1,948)	207	NM

Total net investment income (loss)	(1,976)	1,692	771	1,460	63	NM	(96%)	(668)	1,523	NM
Net realized capital gains — core	7	3	8	2	6	(14%)	NM	7	8	14%

Total core revenues	(816)	2,848	1,982	2,642	1,241	NM	(53%)	1,629	3,883	138%

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(44)	(317)	(171)	(352)	34	NM	NM	(282)	(318)	(13%)

Total revenues	(860)	2,531	1,811	2,290	1,275	NM	(44%)	1,347	3,565	165%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1][3]	949	706	761	747	780	(18%)	4%	1,694	1,527	(10%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM
Amortization of deferred policy acquisition costs and present value of future profits [1]	372	90	176	188	264	(29%)	40%	554	452	(18%)
Insurance operating costs and other expenses	438	442	468	461	452	3%	(2%)	873	913	5%

Total benefits and expenses	(890)	2,281	1,536	2,199	899	NM	(59%)	1,173	3,098	164%

CORE EARNINGS
Core earnings before income taxes	74	567	446	443	342	NM	(23%)	456	785	72%
Income tax expense (benefit) [1][3][4]	(10)	165	120	114	30	NM	(74%)	77	144	87%

Core earnings	84	402	326	329	312	NM	(5%)	379	641	69%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1][4][5]	(57)	(79)	13	(201)	39	NM	NM	(227)	(162)	29%
Income (loss) from discontinued operations	(1)	(3)	36	—	—	100%	—	(2)	—	100%

Net income	26	320	375	128	351	NM	174%	150	479	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011
Earned Premiums	$(1)	$(5)	$—	$—	$1	$(1)	$1
Fee Income	8	5	—	(1)	2	12	1
Benefits, losses and loss adjustment expense	135	(124)	3	(49)	8	84	(41)
Amortization of deferred policy acquisition costs	122	(136)	(85)	(45)	27	56	(18)
Income tax expense (benefit)	(82)	91	33	32	(11)	(40)	21

Core earnings (loss)	(168)	169	49	61	(21)	(89)	40
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(62)	27	15	1	(56)	(56)	(55)
Loss from discontinued operations	—	(3)	(1)	—	—	—	—

Net income (loss)	(230)	193	63	62	(77)	(145)	(15)

[2]
Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]
The three and six months ended June 30, 2011 includes a tax benefit of $52 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[4]	The three and six months ended June 30, 2011 includes a benefit of $55 related to the release of a deferred tax valuation allowance.

[5]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010		2011		Change
CORE EARNINGS BY SEGMENT

Global Annuity	$153	$146	$191	$169	$224	46%	33%		$283		$393	39%

Life Insurance	63	57	51	55	62	(2%)	13%		112		117	4%

Retirement Plans	13	10	11	17	20	54%	18%		23		37	61%

Mutual Funds	23	20	24	27	27	17%	—		50		54	8%

Wealth Management core earnings, excluding DAC Unlock	252	233	277	268	333	32%	24%		468		601	28%
DAC unlock impacts on net income	(230)	193	63	62	(77)	67%	NM		(145)		(15)	90%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	5	(106)	(2)	(202)	95	NM	NM		(171)		(107)	37%
Income (loss) from discontinued operations	(1)	—	37	—	—	100%	—		(2)		—	100%

Wealth Management net income	26	320	375	128	351	NM	174%		150		479	NM

DAC UNLOCK IMPACT ON REVENUES

Global Annuity	$1	$3	$(2)	$(1)	$2	100%	NM		$—		$1	—

Life Insurance	6	(3)	2	—	1	(83%)	NM		11		1	(91%)

Total DAC unlock impact on core revenues	7	—	—	(1)	3	(57%)	NM		11		2	(82%)
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core earnings	5	(1)	(1)	—	3	(40%)	NM		2		3	50%

Total DAC unlock impact on revenues	12	(1)	(1)	(1)	6	(50%)	NM	13		5		(62%)

DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT

Global Annuity	(162)	116	47	59	(15)	91%	NM		(83)		44	NM

Life Insurance	(3)	28	(1)	(2)	(2)	33%	—		(4)		(4)	—

Retirement Plans	(3)	25	3	4	(4)	(33%)	NM		(2)		—	100%

DAC unlock impact on core earnings (losses) [1]	(168)	169	49	61	(21)	88%	NM		(89)		40	NM

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	(62)	27	15	1	(56)	10%	NM		(56)		(55)	2%

DAC unlock impact from discontinued operations	—	(3)	(1)	—	—	—	—		—		—	—

DAC unlock impact on net income (loss)	$(230)	$193	$63	$62	$(77)	67%	NM		$(145)		$(15)	90%

[1]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $(31), $28 and $18 for Global Annuity, Life Insurance and Retirement Plans, respectively.

[2]	Included in the three months ended June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 are income tax expense (benefits) of $(40), $13, $11, $0 and $(28), respectively. Included in the six months ended June 30, 2010 and 2011 are income tax benefits of $(35) and $(28), respectively.

[3]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $24, $1 and $(5) for Global Annuity, Life Insurance and Retirement Plans, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Total
	U.S.	International	Other	Life	Retirement	Mutual	Wealth
	Annuity	Annuity	Annuity	Insurance	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2010	$3,216	$1,680	$85	$2,661	$842	$43	$8,527
Adjustments to unrealized gains and losses on securities available — for — sale and other	240	(63)	1	99	(25)	1	253

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	3,456	1,617	86	2,760	817	44	8,780
Capitalization	31	—	—	148	66	20	265
Amortization — Deferred Policy Acquisition Costs	(221)	(124)	(5)	(54)	(34)	(24)	(462)
Amortization — Present Value of Future Profits	(2)	—	1	(7)	—	—	(8)
Amortization — Realized Capital Gains / Losses	(1)	68	(1)	(7)	(4)	—	55
Amortization — Unlock — Core	27	(1)	(1)	(7)	0	—	18
Amortization — Unlock — Non-core	(78)	(1)	1	1	(1)	—	(78)
Effect of Currency Translation Adjustment	—	8	—	—	—	—	8

Balance, June 30, 2011	3,212	1,567	81	2,834	844	40	8,578
Adjustments to unrealized gains and losses on securities available — for — sale and other	(215)	61	—	(153)	(33)	(2)	(342)

Balance, June 30, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,997	$1,628	$81	$2,681	$811	$38	$8,236

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
	2010	2010	2010	2011	2011
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,030.71	1,141.20	1,257.64	1,325.83	1,320.64

Total Account Value with Guaranteed Minimum Death Benefits (“GMDB”)	$82,857	$87,742	$90,831	$90,968	$87,303
GMDB Gross net amount of risk	20,883	15,148	10,746	8,616	8,598
% of GMDB NAR reinsured	52%	55%	60%	63%	64%
GMDB Retained net amount of risk	10,040	6,756	4,331	3,152	3,136
GMDB net GAAP liability [1]	480	407	367	348	347

Total Account Value with Guaranteed Minimum Withdrawal Benefits (“GMWB”)	41,085	43,504	44,803	44,616	42,501
GMWB Gross net amount of risk	4,090	2,321	1,296	744	745
% of GMWB NAR reinsured	17%	16%	17%	20%	21%
GMWB Retained net amount of risk	3,392	1,941	1,080	595	592
GMWB Net GAAP Liability [2]	2,597	2,083	1,330	1,074	1,176

JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	88.5	83.5	81.1	82.9	80.8

Total Account Value with GMDB	$28,888	$30,912	$31,249	$30,778	$30,785
GMDB Gross net amount of risk	8,870	8,569	8,847	7,962	8,469
% of GMDB NAR reinsured	14%	16%	14%	15%	15%
GMDB Retained net amount of risk	7,597	7,233	7,593	6,750	7,233

Total Account Value with Guaranteed Minimum Income Benefits (“GMIB”)	26,731	28,655	28,835	28,495	28,526
GMIB Retained net amount of risk [2]	5,846	5,410	5,777	4,991	5,442
GMDB/GMIB net GAAP liability [1]	616	592	652	607	635

[1]	For the three months ended June 30, 2010, there was a increase to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity businesses of $71 and $58, respectively. For the three months ended September 30, 2010 the liability decreased by $(69) and $(59), respectively. For the three months ended December 31, 2010 the amounts were $(51) and $(46), respectively. For the three months ended March 31, 2011 the amounts were $(25) and $(21), respectively. For the three months ended June 30, 2011, the amounts were $(10) and $17, respectively.

[2]	Policies with a guaranteed living benefit (a GMWB in the US or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to $0. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable annuity fees	$534	$533	$553	$545	$541	1%	(1%)	$1,076	$1,086	1%
Other fees [1]	45	58	55	47	51	13%	9%	90	98	9%

Total fee income	579	591	608	592	592	2%	—	1,166	1,184	2%

Direct premiums	82	97	86	81	70	(15%)	(14%)	142	151	6%
Reinsurance premiums [1]	(25)	(28)	(23)	(22)	(21)	16%	5%	(48)	(43)	10%

Net premiums	57	69	63	59	49	(14%)	(17%)	94	108	15%

Total premiums and other considerations	636	660	671	651	641	1%	(2%)	1,260	1,292	3%

Net investment income
Net investment income on G/A assets	420	377	369	381	380	(10%)	—	815	761	(7%)
Net investment income on equity securities held for trading	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM
Other net investment income	27	49	45	36	34	26%	(6%)	36	70	94%

Total net investment income	(2,202)	1,469	545	1,220	(183)	92%	NM	(1,097)	1,037	NM
Net realized capital gains — core	8	5	10	2	6	(25%)	NM	11	8	(27%)

Total core revenues	(1,558)	2,134	1,226	1,873	464	NM	(75%)	174	2,337	NM
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(110)	(329)	(143)	(312)	13	NM	NM	(308)	(299)	3%

Total revenues	(1,668)	1,805	1,083	1,561	477	NM	(69%)	(134)	2,038	NM

Benefits and Expenses
Benefits and losses
Death benefits [1]	207	(56)	79	19	42	(80%)	121%	228	61	(73%)
Other contract benefits	142	146	148	145	143	1%	(1%)	277	288	4%
Change in reserve [2]	64	64	61	50	17	(73%)	(66%)	105	67	(36%)
Sales inducements [1]	18	11	3	8	14	(22%)	75%	26	22	(15%)
Interest credited on G/A assets [3]	246	243	192	217	252	2%	16%	506	469	(7%)
Interest credited on International variable annuities	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM

Total benefits and losses	(1,972)	1,451	614	1,242	(129)	93%	NM	(806)	1,113	NM

Other insurance expenses
Commissions & wholesaling expenses	114	117	108	114	111	(3%)	(3%)	247	225	(9%)
Operating expenses	85	83	98	87	88	4%	1%	164	175	7%
Premium taxes and other expenses	11	12	6	10	6	(45%)	(40%)	23	16	(30%)

Subtotal — expenses before deferral	210	212	212	211	205	(2%)	(3%)	434	416	(4%)
Deferred policy acquisition costs	(25)	(14)	(18)	(15)	(16)	36%	(7%)	(64)	(31)	52%

Total other insurance expense	185	198	194	196	189	2%	(4%)	370	385	4%
Amortization of deferred policy acquisition costs [1]	288	112	99	132	194	(33%)	47%	402	326	(19%)

Total benefits and expenses	(1,499)	1,761	907	1,570	254	NM	(84%)	(34)	1,824	NM
Core earnings (loss) before income taxes	(59)	373	319	303	210	NM	(31%)	208	513	147%
Income tax expense (benefit) [1] [4]	(50)	111	81	75	1	NM	(99%)	8	76	NM

Core earnings (loss) [1]	(9)	262	238	228	209	NM	(8%)	200	437	119%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [5]	(105)	(85)	29	(178)	19	NM	NM	(234)	(159)	32%
Loss from discontinued operations	—	(2)	(4)	—	—	—	—	—	—	—

Net income (loss) [1]	$(114)	$175	$263	$50	$228	NM	NM	$(34)	$278	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	(2.4)	71.1	63.0	60.4	56.2	NM	(7%)	26.6	58.6	120%
Net income (loss)	(30.3)	47.4	69.5	13.2	61.3	NM	—	(4.5)	37.3	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011
Other Fees	$2	$8	$(2)	$(1)	$1	$1	$—
Reinsurance Premiums	(1)	(5)	—	—	1	(1)	1
Death Benefits	129	(123)	9	(46)	6	81	(40)
Sales Inducements	6	—	(6)	(3)	2	3	(1)
Amortization of deferred policy acquisition costs	107	(53)	(84)	(42)	17	37	(25)
Income tax expense (benefit)	(79)	63	32	31	(8)	(38)	23

Core earnings (loss)	(162)	116	47	59	(15)	(83)	44
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(60)	32	15	—	(55)	(58)	(55)
Loss from discontinued operations	—	(3)	(1)	—	—	—	—

Net income (loss)	(222)	145	61	59	(70)	(141)	(11)

[2]	The three and six months ended June 30, 2011 include a benefit of $28, before-tax, related to the release of reserves associated with the 3 Win product.

[3]	Included in the three months ended, December 31, 2010 is a benefit of $36, before-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[4]
The three and six months ended June 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[5]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — U.S. ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2010	2010	2010	2011	2011
VARIABLE ANNUITIES
Beginning balance	$85,320	$75,961	$80,357	$83,013	$82,977
Deposits	386	297	286	250	227
Surrenders	(2,430)	(2,275)	(2,723)	(2,963)	(3,141)
Death benefits/annuitizations/annuity payouts [1]	(393)	(361)	(398)	(419)	(392)
Transfers	(17)	(16)	(3)	(47)	(44)

Net Flows	(2,454)	(2,355)	(2,838)	(3,179)	(3,350)
Change in market value/change in reserve/interest credited	(6,900)	6,757	5,498	3,142	(281)
Other [2]	(5)	(6)	(4)	1	1

Ending balance	$75,961	$80,357	$83,013	$82,977	$79,347

FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER

Beginning balance	$12,823	$12,579	$12,397	$12,223	$12,136
Deposits	36	16	19	13	20
Surrenders	(318)	(256)	(241)	(173)	(203)
Death benefits/annuitizations/annuity payouts [1]	(142)	(136)	(150)	(152)	(167)
Transfers	51	39	51	66	68

Net Flows	(373)	(337)	(321)	(246)	(282)
Change in market value/change in reserve/interest credited	129	155	147	159	124

Ending balance	$12,579	$12,397	$12,223	$12,136	$11,978

TOTAL U.S. ANNUITY

Beginning balance	$98,143	$88,540	$92,754	$95,236	$95,113
Deposits	422	313	305	263	247
Surrenders	(2,748)	(2,531)	(2,964)	(3,136)	(3,344)
Death benefits/annuitizations/annuity payouts [1]	(535)	(497)	(548)	(571)	(559)
Transfers	34	23	48	19	24

Net Flows	(2,827)	(2,692)	(3,159)	(3,425)	(3,632)
Change in market value/change in reserve/interest credited	(6,771)	6,912	5,645	3,301	(157)
Other [2]	(5)	(6)	(4)	1	1

Ending balance	$88,540	$92,754	$95,236	$95,113	$91,325

[1]	Includes transfers from the accumulation phase to the annuitization phase.

[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — INTERNATIONAL ANNUITY [1] — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2010	2010	2010	2011	2011

VARIABLE ANNUITIES
Beginning balance	$32,691	$30,973	$33,177	$33,507	$33,027
Deposits/Premiums/other	1	2	1	1	1
Surrenders	(295)	(337)	(363)	(285)	(291)
Death benefits/annuitizations/other [2]	(147)	(145)	(159)	(192)	(166)
Transfers	—	—	—	—	—

Net Flows	(441)	(480)	(521)	(476)	(456)
Change in market value/currency/change in reserve/interest credited	(2,833)	850	(57)	610	(404)
Effect of currency translation	1,556	1,834	908	(614)	814

Ending balance	$30,973	$33,177	$33,507	$33,027	$32,981

FIXED MVA AND OTHER [3]

Beginning balance	$4,294	$4,488	$4,703	$4,596	$4,463
Surrenders	(27)	(35)	(58)	(43)	(31)
Death benefits/annuitizations/other [2] [4]	(32)	(28)	(209)	(23)	246
Transfers	—	—	—	—	—

Net Flows	(59)	(63)	(267)	(66)	215
Change in market value/currency/change in reserve/interest credited	15	13	23	31	22
Effect of currency translation	238	265	137	(98)	124

Ending balance	$4,488	$4,703	$4,596	$4,463	$4,824

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$36,985	$35,461	$37,880	$38,103	$37,490
Deposits/Premiums/other	1	2	1	1	1
Surrenders	(322)	(372)	(421)	(328)	(322)
Death benefits/annuitizations/other [2]	(179)	(173)	(368)	(215)	80
Transfers	—	—	—	—	—

Net Flows	(500)	(543)	(788)	(542)	(241)
Change in market value/change in reserve/interest credited	(2,818)	863	(34)	641	(382)
Effect of currency translation	1,794	2,099	1,045	(712)	938

Ending balance	$35,461	$37,880	$38,103	$37,490	$37,805

[1]
Account value data related to the offshore business was removed from this schedule for all periods presented herein as a result of the sale of this business which occurred in the three months ended, December 31, 2010.

[2]
Included in the three months ended June 30, 2011 are current period payments of $5 and interest credited of $16 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[3]
Of the total ending fixed MVA and other balance as of June 30, 2011 of $4.8 billion, approximately $2.6 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

[4]
The three months ended June 30, 2011 includes an adjustment to reflect transfers from the accumulation phase to the annuitization phase, which previously were not included. The amount of transfers included in the three months ended June 30, 2011 were $162 for the years ended December 31, 2009 and prior, $78 for the year ended December 31, 2010 and $40 for the six months ended June  30, 2011. Amounts are net of annuitization payments to policyholders and prior periods include the effect of currency translation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — OTHER — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2010	2010	2010	2011	2011
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$21,060	$19,950	$20,086	$19,674	$19,326
Deposits	12	132	87	5	4
Surrenders	(895)	(250)	(478)	(455)	(234)
Death benefits/annuity payouts	(527)	(260)	(169)	(179)	(171)

Net Flows	(1,410)	(378)	(560)	(629)	(401)
Change in market value/change in reserve/interest credited	300	514	148	281	305

Ending balance	$19,950	$20,086	$19,674	$19,326	$19,230

[1]
Included in the balance is approximately $1.6 billion for the three months ended June 30, 2010 and September 30, 2010, approximately $1.4 billion for the three months ended December 31, 2010 and March 31, 2011 and approximately $1.5 billion for the three months ended June 30, 2011 related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable life fees	$25	$22	$25	$25	$25	—	—	$48	$50	4%
Cost of insurance charges	186	194	194	194	197	6%	2%	371	391	5%
Other fees [1]	73	54	74	59	58	(21%)	(2%)	146	117	(20%)

Total fee income	284	270	293	278	280	(1%)	1%	565	558	(1%)

Direct premiums	35	35	37	35	38	9%	9%	68	73	7%
Reinsurance premiums	(58)	(60)	(63)	(59)	(63)	(9%)	(7%)	(113)	(122)	(8%)

Net premiums	(23)	(25)	(26)	(24)	(25)	(9%)	(4%)	(45)	(49)	(9%)

Total premiums and other considerations	261	245	267	254	255	(2%)	—	520	509	(2%)

Net investment income
Net investment income on G/A assets	136	131	128	137	138	1%	1%	264	275	4%
Other net investment income (loss)	(1)	1	3	5	9	NM	80%	(5)	14	NM

Total net investment income	135	132	131	142	147	9%	4%	259	289	12%
Net realized capital losses — core	—	—	(1)	—	—	—	—	(1)	—	100%

Total core revenues	396	377	397	396	402	2%	2%	778	798	3%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	59	11	(21)	(32)	10	(83%)	NM	32	(22)	NM

Total revenues	455	388	376	364	412	(9%)	13%	810	776	(4%)

Benefits and Expenses
Benefits and losses
Death benefits	100	134	113	129	134	34%	4%	214	263	23%
Other contract benefits	14	8	6	8	10	(29%)	25%	21	18	(14%)
Change in reserve [1]	(3)	(1)	(4)	7	5	NM	(29%)	4	12	NM
Sales inducements	—	2	1	—	1	—	—	1	1	—
Interest credited on G/A assets	91	85	87	92	87	(4%)	(5%)	179	179	—

Total benefits and losses	202	228	203	236	237	17%	—	419	473	13%

Other insurance expenses
Commissions & wholesaling expenses	40	48	51	44	46	15%	5%	80	90	13%
Operating expenses	69	65	77	64	68	(1%)	6%	131	132	1%
Premium taxes and other expenses	16	10	26	14	17	6%	21%	31	31	—

Subtotal — expenses before deferral	125	123	154	122	131	5%	7%	242	253	5%
Deferred policy acquisition costs	(68)	(79)	(85)	(70)	(78)	(15%)	(11%)	(132)	(148)	(12%)

Total other insurance expense	57	44	69	52	53	(7%)	2%	110	105	(5%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	50	(13)	52	34	34	(32%)	—	98	68	(31%)

Total benefits and expenses	309	259	324	322	324	5%	1%	627	646	3%
Core earnings before income taxes	87	118	73	74	78	(10%)	5%	151	152	1%
Income tax expense (benefit) [1] [2]	27	33	23	21	18	(33%)	(14%)	43	39	(9%)

Core earnings [1]	60	85	50	53	60	—	13%	108	113	5%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	43	12	(12)	(18)	6	(86%)	NM	19	(12)	NM

Net income [1]	$103	$97	$38	$35	$66	(36%)	89%	$127	$101	(20%)

Earnings Margin (After-tax)
Core earnings	15.2%	22.5%	12.6%	13.4%	14.9%	(0.3)	1.5	13.9%	14.2%	0.3
Net income	22.6%	25.0%	10.1%	9.6%	16.0%	(6.6)	6.4	15.7%	13.0%	(2.7)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011
Other Fees	$6	$(3)	$2	$—	$1	$11	$1
Change in reserve	—	(2)	—	—	—	—	—
Amortization of deferred policy acquisition costs	11	(46)	3	3	4	17	7
Income tax expense (benefit)	(2)	15	—	(1)	(1)	(2)	(2)

Core earnings (loss)	(3)	28	(1)	(2)	(2)	(4)	(4)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	—	1	—	1	—	4	1

Net income (loss)	(3)	29	(1)	(1)	(2)	—	(3)

[2]
The three and six months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

SALES BY DISTRIBUTION [1]
National Accounts	$23	$26	$26	$22	$28	24%	29%	$46	$50	10%
Independent	23	28	25	28	25	8%	(11%)	45	53	18%
Other	3	3	3	4	3	(12%)	(34%)	6	7	11%

Total sales by distribution	$49	$57	$54	$54	$56	14%	4%	$97	$110	13%

SALES BY PRODUCT [1]
Variable Life	$9	$8	$7	$7	$8	(11%)	14%	$17	$15	(12%)
Universal life	36	45	43	43	43	19%	—	71	86	21%
Term/other life	4	4	4	4	5	25%	25%	9	9	—

Total sales by product	$49	$57	$54	$54	$56	14%	4%	$97	$110	13%

PREMIUMS & DEPOSITS
Variable life	$136	$136	$148	$127	$130	(4%)	2%	$273	$257	(6%)
Universal life/other life	265	294	329	288	318	20%	10%	520	606	17%
Term/other	37	37	42	37	39	5%	5%	73	76	4%

Total Premiums & Deposits	$438	$467	$519	$452	$487	11%	8%	$866	$939	8%

ACCOUNT VALUE
General account	$6,429	$6,551	$6,690	$6,808	$6,954	8%	2%
Separate account	4,951	5,201	5,553	5,662	5,412	9%	(4%)

Total account value	$11,380	$11,752	$12,243	$12,470	$12,366	9%	(1%)

ACCOUNT VALUE BY PRODUCT
Variable life	$5,507	$5,757	$6,115	$6,235	$5,993	9%	(4%)
Universal life/other life	5,873	5,995	6,128	6,235	6,373	9%	2%

Total account value by product	$11,380	$11,752	$12,243	$12,470	$12,366	9%	(1%)

LIFE INSURANCE IN-FORCE
Variable life	$76,445	$75,399	$74,044	$72,946	$71,977	(6%)	(1%)
Universal life	56,571	57,734	58,789	59,613	60,759	7%	2%
Term	72,625	73,959	75,797	77,138	78,714	8%	2%

Total life insurance in-force	$205,641	$207,092	$208,630	$209,697	$211,450	3%	1%

[1]
Sales are reported using Commissionable Weighted Premium. Beginning in the first quarter of 2011, the Company now reports life insurance sales on a cash-received basis. Historical sales have been restated to a cash-received basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2010	2010	2010	2011	2011

VARIABLE LIFE
Beginning balance	$5,900	$5,507	$5,757	$6,115	$6,235
First year & single premiums	17	18	15	13	16
Renewal premiums	119	118	133	114	114

Premiums and deposits	136	136	148	127	130
Surrenders	(89)	(93)	(106)	(98)	(102)
Death benefits	(24)	(18)	(14)	(19)	(17)

Net Flows	23	25	28	10	11
Policy fees	(118)	(118)	(123)	(108)	(111)
Change in market value/interest credited	(298)	343	453	218	(142)

Ending balance	$5,507	$5,757	$6,115	$6,235	$5,993

UNIVERSAL LIFE [1]
Beginning balance	$5,781	$5,873	$5,995	$6,128	$6,235
First year & single premiums	127	154	165	143	165
Renewal premiums	138	140	164	145	153

Premiums and deposits	265	294	329	288	318
Surrenders	(40)	(43)	(49)	(43)	(36)
Death benefits	(36)	(25)	(30)	(35)	(29)

Net Flows	189	226	250	210	253
Policy fees	(154)	(161)	(177)	(160)	(173)
Change in market value/interest credited	57	57	60	57	58

Ending balance	$5,873	$5,995	$6,128	$6,235	$6,373

INDIVIDUAL LIFE
Beginning balance	$11,681	$11,380	$11,752	$12,243	$12,470
First year & single premiums	144	172	180	156	181
Renewal premiums	257	258	297	259	267

Premiums and deposits	401	430	477	415	448
Surrenders	(129)	(136)	(155)	(141)	(138)
Death benefits	(60)	(43)	(44)	(54)	(46)

Net Flows	212	251	278	220	264
Policy fees	(272)	(279)	(300)	(268)	(284)
Change in market value/interest credited	(241)	400	513	275	(84)

Ending balance	$11,380	$11,752	$12,243	$12,470	$12,366

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE AND ACCOUNT VALUE ROLL FORWARD

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2010	2010	2010	2011	2011	Change	Change

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE
General account	$1,732	$1,743	$1,756	$1,757	$1,760	2%	—
Non-guaranteed separate account	33,317	33,815	34,286	34,667	34,940	5%	1%

Total Private Placement Life Insurance account value	$35,049	$35,558	$36,042	$36,424	$36,700	5%	1%

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE ROLL FORWARD
Beginning balance	$35,241	$35,049	$35,558	$36,042	$36,424
Deposits	68	29	66	20	40
Surrenders	(272)	(11)	1	(4)	(8)
Death benefits/annuity payouts	(38)	(35)	(37)	(38)	(49)

Net Flows	(242)	(17)	30	(22)	(17)
Change in market value/change in reserve/interest credited	112	575	477	458	348
Other [1]	(62)	(49)	(23)	(54)	(55)

Ending balance	$35,049	$35,558	$36,042	$36,424	$36,700

[1]	Primarily consists of cost of insurance and mortality & expense charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$56	$57	$63	$65	$67	20%	3%	$110	$132	20%
Mutual fund and other fees	31	31	29	29	32	3%	10%	62	61	(2%)

Total fee income	87	88	92	94	99	14%	5%	172	193	12%

Direct premiums	2	1	2	3	2	—	(33%)	4	5	25%

Total premiums and other considerations	89	89	94	97	101	13%	4%	176	198	13%

Net investment income
Net investment income on G/A assets	91	92	94	96	96	5%	—	170	192	13%
Other net investment income	2	1	3	3	4	100%	33%	4	7	75%

Total net investment income	93	93	97	99	100	8%	1%	174	199	14%
Net realized losses — core	(1)	(2)	(1)	—	—	100%	—	(3)	—	100%

Total core revenues	181	180	190	196	201	11%	3%	347	397	14%

Net realized gains (losses), before tax and DAC, excluded from core revenues	7	2	(7)	(9)	11	57%	NM	(7)	2	NM

Total revenues	188	182	183	187	212	13%	13%	340	399	17%

Benefits and Expenses
Benefits and losses
Death benefits [1]	1	(1)	—	1	(2)	NM	NM	1	(1)	NM
Other contract benefits	15	15	15	16	15	—	(6%)	30	31	3%
Change in reserve	(6)	(6)	(5)	(7)	(5)	17%	29%	(17)	(12)	29%
Sales inducements [1]	—	—	—	—	1	—	—	—	1	—
Interest credited on G/A assets	60	63	64	62	66	10%	6%	119	128	8%

Total benefits and losses	70	71	74	72	75	7%	4%	133	147	11%

Other insurance expenses
Commissions & wholesaling expenses	40	44	48	49	46	15%	(6%)	85	95	12%
Operating expenses	69	67	72	70	68	(1%)	(3%)	139	138	(1%)
Premium taxes and other expenses	4	6	6	7	6	50%	(14%)	10	13	30%

Subtotal — expenses before deferral	113	117	126	126	120	6%	(5%)	234	246	5%
Deferred policy acquisition costs	(32)	(33)	(36)	(36)	(30)	6%	17%	(68)	(66)	3%

Total other insurance expense	81	84	90	90	90	11%	—	166	180	8%
Amortization of deferred policy acquisition costs [1]	21	(22)	12	10	24	14%	140%	29	34	17%

Total benefits and expenses	172	133	176	172	189	10%	10%	328	361	10%

Core earnings before income taxes	9	47	14	24	12	33%	(50%)	19	36	89%
Income tax expense (benefit) [1] [2]	(1)	12	—	3	(4)	NM	NM	(2)	(1)	50%

Core earnings	10	35	14	21	16	60%	(24%)	21	37	76%

Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	4	(5)	(5)	(6)	14	NM	NM	(13)	8	NM

Net income	$14	$30	$9	$15	$30	114%	100%	$8	$45	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	8.9	29.7	11.0	15.6	11.5	29%	(26%)	9.4	13.7	46%
Net income (loss)	12.4	25.4	7.1	11.1	21.6	74%	95%	3.6	16.7	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	JUNE 30,
	2010	2010	2010	2011	2011	2010	2011
Death Benefits	$—	$—	$—	$—	$—	$—	$—
Sales Inducements	—	(1)	—	—	—	—	—
Amortization of deferred policy acquisition costs	4	(37)	(4)	(6)	6	2	—
Income tax expense (benefit)	(1)	13	1	2	(2)	—	—

Core earnings (loss)	(3)	25	3	4	(4)	(2)	—
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(2)	(6)	—	—	(1)	(2)	(1)

Net income (loss)	(5)	19	3	4	(5)	(4)	(1)

[2]
The three and six months ended June 30, 2011 include a tax benefit of $4 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2010	2010	2010	2011	2011	Change	Change

RETIREMENT PLANS TOTAL
General account	$6,929	$7,171	$7,280	$7,502	$7,638	10%	2%
Guaranteed separate account	2	3	6	—	—	(100%)	—
Non-guaranteed separate account	21,012	23,464	25,654	27,522	27,443	31%	—

Total Retirement Plans account value	$27,943	$30,638	$32,940	$35,024	$35,081	26%	—
401(k)/403(b)/457 mutual funds	15,848	18,602	19,578	20,324	20,474	29%	1%

Total Retirement Plans Assets Under Management	$43,791	$49,240	$52,518	$55,348	$55,555	27%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED,
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2010	2010	2010	2011	2011
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$17,776	$16,926	$18,764	$20,291	$21,891
Deposits	1,155	1,108	1,211	1,807	1,194
Surrenders	(706)	(688)	(874)	(921)	(1,049)
Death benefits/annuity payouts	(17)	(15)	(18)	(18)	(20)
Transfers [1]	—	—	—	(26)	1

Net Flows	432	405	319	842	126
Change in market value/change in reserve/interest credited	(1,283)	1,415	1,209	758	(54)
Other	1	18	(1)	—	—

Ending balance	$16,926	$18,764	$20,291	$21,891	$21,963

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$11,502	$11,017	$11,874	$12,649	$13,133
Deposits	314	395	369	359	326
Surrenders	(195)	(210)	(239)	(255)	(347)
Death benefits/annuity payouts	(12)	(11)	(12)	(12)	(12)
Net Flows	107	174	118	92	(33)
Change in market value/change in reserve/interest credited	(592)	680	658	392	18
Other	—	3	(1)	—	—

Ending balance	$11,017	$11,874	$12,649	$13,133	$13,118

401(k)/403(b)/457 MUTUAL FUNDS ASSETS
Beginning balance	$17,186	$15,848	$18,602	$19,578	$20,324
Reclassificiation of AUA to AUM [2]	—	1,294	—	—	267

Deposits	504	525	491	697	549
Surrenders	(804)	(596)	(825)	(995)	(814)
Death benefits/annuity payouts	—	—	—	—	(2)
Transfers [1]	—	—	—	26	(1)

Net Flows	(300)	(71)	(334)	(272)	(268)
Change in market value/change in reserve/interest credited	(1,037)	1,552	1,308	1,018	151
Other	(1)	(21)	2	—	—

Ending balance	$15,848	$18,602	$19,578	$20,324	$20,474

TOTAL RETIREMENT
Beginning balance	$46,464	$43,791	$49,240	$52,518	$55,348
Reclassificiation of AUA to AUM [2]	—	1,294	—	—	267

Deposits	1,973	2,028	2,071	2,863	2,069
Surrenders	(1,705)	(1,494)	(1,938)	(2,171)	(2,210)
Death benefits/annuity payouts	(29)	(26)	(30)	(30)	(34)

Net Flows	239	508	103	662	(175)
Change in market value/change in reserve/interest credited	(2,912)	3,647	3,175	2,168	115

Ending balance	$43,791	$49,240	$52,518	$55,348	$55,555

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	Specific plans were identified that required reclassification from AUA to AUM.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Fee income	$167	$159	$171	$178	$175	5%	(2%)	$334	$353	6%

Net investment loss
Net investment income on G/A assets	1	—	—	—	—	(100%)	—	1	—	(100%)
Net investment loss on assigned capital	(3)	(2)	(2)	(1)	(1)	67%	—	(5)	(2)	60%

Total net investment loss	(2)	(2)	(2)	(1)	(1)	50%	—	(4)	(2)	50%
Total core revenues	165	157	169	177	174	5%	(2%)	330	351	6%
Net realized capital gains (losses), before tax and DAC, excluded from core revenues	—	(1)	—	1	—	—	(100%)	1	1	—

Total revenues	165	156	169	178	174	5%	(2%)	331	352	6%

Benefits and Expenses

Benefits and claims
Interest credited on G/A assets	—	(1)	1	—	—	—	—	—	—	—

Total benefits and claims	—	(1)	1	—	—	—	—	—	—	—

Other insurance expenses
Commissions & wholesaling expenses	90	81	95	101	94	4%	(7%)	180	195	8%
Operating expenses	28	29	31	29	31	11%	7%	58	60	3%
Premium taxes and other expenses	6	13	(1)	4	4	(33%)	—	9	8	(11%)

Subtotal — expenses before deferral	124	123	125	134	129	4%	(4%)	247	263	6%
Deferred policy acquisition costs	(9)	(7)	(10)	(11)	(9)	—	18%	(20)	(20)	—

Total other insurance expense	115	116	115	123	120	4%	(2%)	227	243	7%
Amortization of deferred policy acquisition costs	13	13	13	12	12	(8%)	—	25	24	(4%)

Total benefits and expenses	128	128	129	135	132	3%	(2%)	252	267	6%

Core earnings before income taxes	37	29	40	42	42	14%	—	78	84	8%
Income tax expense	14	9	16	15	15	7%	—	28	30	7%

Core earnings	23	20	24	27	27	17%	—	50	54	8%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	1	(1)	1	1	—	(100%)	(100%)	1	1	—
Income (Loss) from discontinued operations [2]	(1)	(1)	40	—	—	100%	—	(2)	—	100%

Net income	$23	$18	$65	$28	27	17%	(4%)	$49	$55	12%

RETURN ON ASSETS (After-tax bps)
Core earnings	10.1	8.9	9.9	10.6	10.6	5%	—	11.2	10.8	(4%)
Net income	9.9	7.9	26.6	11.0	10.6	7%	(4%)	10.9	11.0	1%

[1]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[2]	Included in the three months ended December 31, 2010 is a gain of $41, after-tax, from the sale of the Canadian mutual funds business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

NON-PROPRIETARY MUTUAL FUNDS DEPOSITS
Retail Mutual Funds	$3,444	$2,505	$3,355	$3,934	$3,131	(9%)	(20%)	$6,872	$7,065	3%
Investment Only Mutual Funds	693	424	604	807	676	(2%)	(16%)	1,478	1,483	—
529 College Savings Plan	45	52	71	80	65	44%	(19%)	90	145	61%

Total Non-Proprietary Mutual Funds Deposits	$4,182	$2,981	$4,030	$4,821	$3,872	(7%)	(20%)	$8,440	$8,693	3%

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$41,162	$44,788	$48,753	$51,064	$49,584	20%	(3%)
Investment Only mutual fund assets	4,919	5,570	6,659	7,298	6,954	41%	(5%)
Proprietary mutual fund assets [2]	39,402	41,778	43,602	44,044	42,204	7%	(4%)
529 College Savings Plan assets	1,202	1,328	1,472	1,583	1,612	34%	2%

Total Mutual Fund Assets	$86,685	$93,464	$100,486	$103,989	$100,354	16%	(3%)

[1]
Supplemental data related to the Canadian business was removed from this schedule for all periods presented herein as a result of the sale of this business which occurred in the three months ended December 31, 2010. Approximately $1.8 billion of AUM were transferred out to a third party as a result of the sale.

[2]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2010	2010	2010	2011	2011

NON-PROPRIETARY MUTUAL FUNDS
Beginning balance	$51,747	$47,283	$51,686	$56,884	$59,945
Deposits	4,182	2,981	4,030	4,821	3,872
Redemptions	(3,357)	(3,180)	(3,471)	(3,827)	(5,054)

Net Flows	825	(199)	559	994	(1,182)
Change in market value	(5,261)	4,623	4,749	2,095	(635)
Other [1]	(28)	(21)	(110)	(28)	22

Ending balance	$47,283	$51,686	$56,884	$59,945	$58,150

PROPRIETARY MUTUAL FUNDS [2]
Beginning balance	$44,403	$39,402	$41,778	$43,602	$44,044
Net Flows	(1,140)	(1,299)	(1,571)	(1,507)	(1,604)
Change in market value	(3,861)	3,675	3,395	1,949	(236)

Ending balance	$39,402	$41,778	$43,602	$44,044	$42,204

[1]	Includes front end loads on A share products.

[2]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

CORPORATE AND OTHER

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$(2)	$1	$3	$(1)	$1	NM	NM	$(1)	$—	NM
Fee income	52	46	44	53	53	2%	—	97	106	9%
Net investment income	71	45	54	55	50	(30%)	(9%)	145	105	(28%)
Net realized capital gains (losses)	13	47	39	(14)	10	(23%)	NM	4	(4)	NM
Other revenues	—	—	(1)	1	(1)	NM	NM	—	—	100%

Total revenues	134	139	139	94	113	(16%)	20%	245	207	(16%)

Benefits, losses and loss adjustment expenses	170	64	13	5	287	69%	NM	172	292	70%
Insurance operating costs and other expenses [1]	82	59	85	67	71	(13%)	6%	211	138	(35%)
Interest expense	132	128	128	128	128	(3%)	—	252	256	2%

Total benefits and expenses	384	251	226	200	486	27%	143%	635	686	8%

Loss from continuing operations before income taxes	(250)	(112)	(87)	(106)	(373)	(49%)	NM	(390)	(479)	(23%)

Income tax benefit [2]	(96)	(39)	(50)	(39)	(135)	(41%)	NM	(119)	(174)	(46%)

Loss from continuing operations	(154)	(73)	(37)	(67)	(238)	(55%)	NM	(271)	(305)	(13%)

Add: Income (loss) from discontinued operations [3]	(101)	(3)	(2)	2	(77)	24%	NM	(102)	(75)	26%

Net Loss	(255)	(76)	(39)	(65)	(315)	(24%)	NM	(373)	(380)	(2%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [4]	12	31	19	(11)	12	—	NM	(2)	1	NM
Less: Income (loss) from discontinued operations [3]	(101)	(3)	(2)	2	(77)	24%	NM	(102)	(75)	26%

Core losses	$(166)	$(104)	$(56)	$(56)	$(250)	(51%)	NM	$(269)	$(306)	(14%)

[1]	Includes a before-tax charge of $73 for a litigation settlement in the six months ended June 30, 2010.

[2]
The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]
The three and six months ended June 30, 2010 includes a goodwill impairment of $101, after-tax, related to the purchase of the Federal Trust Corporation. Additionally, the three and six months ended June 30, 2011 includes an after-tax charge of $74 related to the disposition of Federal Trust Corporation.

[4]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar, 31	Jun. 30,	3 Month	3 Month	JUNE 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$1	$—	$—	$—	$—	(100%)	—	$1	$—	(100%)
Net investment income	42	40	40	39	37	(12%)	(5%)	83	76	(8%)
Net realized capital gains (losses)	20	7	1	(3)	4	(80%)	NM	16	1	(94%)
Other revenues	—	—	—	1	(1)	—	NM	—	—	—

Total revenues	63	47	41	37	40	(37%)	8%	100	77	(23%)

Losses and loss adjustment expenses [1]	172	63	15	4	286	66%	NM	173	290	68%
Insurance operating costs and expenses	6	5	11	7	6	—	(14%)	14	13	(7%)

Total benefits and expenses	178	68	26	11	292	64%	NM	187	303	62%

Income (loss) before income taxes	(115)	(21)	15	26	(252)	(119%)	NM	(87)	(226)	(160%)

Income tax expense (benefit)	(42)	(9)	1	5	(88)	(110%)	NM	(32)	(83)	(159%)

Net income (loss)	(73)	(12)	14	21	(164)	(125%)	NM	(55)	(143)	(160%)

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	13	6	1	(2)	3	(77%)	NM	9	1	(89%)

Core earnings (losses)	$(86)	$(18)	$13	$23	$(167)	(94%)	NM	$(64)	$(144)	(125%)

[1]
The three months ended June 30, 2010 included net asbestos reserve strengthening of $169. The three months ended September 30, 2010 included net environmental reserve strengthening of $62. The three months ended June 30, 2011 included net asbestos reserve strengthening of $290.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX

						Year Over
	Three Months Ended					Year	Sequential	Six Months Ended
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	June 30,
	2010	2010	2010	2011	2011	Change	Change	2010	2011	Change

Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$754	$739	$736	$719	$744	(1%)	3%	$1,497	$1,463	(2%)
Tax-exempt	133	128	125	127	126	(5%)	(1%)	264	253	(4%)

Total fixed maturities	887	867	861	846	870	(2%)	3%	1,761	1,716	(3%)
Equity securities, trading	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM
Equity securities, available-for-sale	13	12	14	11	8	(38%)	(27%)	27	19	(30%)
Mortgage loans	63	64	67	63	67	6%	6%	129	130	1%
Policy loans	35	33	31	33	34	(3%)	3%	68	67	(1%)
Limited partnerships and other alternative investments [2]	86	49	75	100	78	(9%)	(22%)	92	178	93%
Other [3]	90	77	78	81	77	(14%)	(5%)	174	158	(9%)

Subtotal	(1,475)	2,145	1,257	1,937	537	NM	(72%)	303	2,474	NM
Less: Investment expense	26	29	37	26	30	15%	15%	49	56	14%

Total net investment income	$(1,501)	$2,116	$1,220	$1,911	$507	NM	(73%)	$254	$2,418	NM
Less: Equity securities, trading	(2,649)	1,043	131	803	(597)	77%	NM	(1,948)	206	NM

Total net investment income excluding trading securities	$1,148	$1,073	$1,089	$1,108	$1,104	(4%)	—	$2,202	$2,212	—

Annualized investment yield, before-tax [4]	4.8%	4.4%	4.5%	4.6%	4.6%	(0.2)	—	4.5%	4.6%	0.1
Annualized investment yield, after-tax [4]	3.3%	3.1%	3.1%	3.2%	3.1%	(0.2)	(0.1)	3.1%	3.1%	—

Net Realized Capital Gains (Losses)
Gross gains on sales	$343	$179	$182	$61	$261	(24%)	NM	$475	$322	(32%)
Gross losses on sales	(94)	(88)	(229)	(133)	(98)	(4%)	26%	(205)	(231)	(13%)
Net impairment losses	(108)	(115)	(59)	(55)	(23)	79%	58%	(260)	(78)	70%
Valuation allowances on mortgage loans	(40)	(4)	2	(3)	26	NM	NM	(152)	23	NM
Japanese fixed annuity contract hedges, net [5]	27	11	5	(17)	6	(78%)	NM	11	(11)	NM
Periodic net coupon settlements on credit derivatives/Japan [6]	(4)	(4)	(2)	(7)	(2)	50%	71%	(11)	(9)	18%
Results of variable annuity hedge program
GMWB derivatives, net	(426)	170	238	71	(37)	91%	NM	(297)	34	NM
Macro hedge	397	(443)	(352)	(357)	35	(91%)	NM	233	(322)	NM

Total results of variable annuity hedge program	(29)	(273)	(114)	(286)	(2)	93%	99%	(64)	(288)	NM
Other net gain (loss) [7]	(86)	37	126	37	(99)	(15%)	NM	(59)	(62)	(5%)

Total net realized capital gains (losses)	$9	$(257)	$(89)	$(403)	$69	NM	NM	$(265)	$(334)	(26%)

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]
Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements), as well as Japan fair value option securities.

[6]	Included in core earnings.

[7]
Primarily due to losses on transactional foreign currency re-valuation due to an increase in value of the Japanese yen versus the U.S. dollar associated with the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, and losses on credit derivatives driven by credit spread widening.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS

	June 30,		September 30,		December 31,		March 31,		June 30,
	2010		2010		2010		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$77,132	60.2%	$79,736	59.7%	$77,820	59.4%	$78,268	60.3%	$78,132	59.3%
Fixed maturities, at fair value using fair value option	—	—	564	0.4%	649	0.5%	1,230	0.9%	1,227	0.9%
Equity securities, trading, at fair value [2]	30,183	23.6%	32,495	24.3%	32,820	25.1%	32,339	24.9%	32,278	24.4%
Equity securities, available-for-sale, at fair value [3]	1,103	0.9%	1,168	0.9%	973	0.7%	993	0.8%	1,081	0.8%
Mortgage loans [4]	4,673	3.6%	4,684	3.5%	4,489	3.4%	4,736	3.7%	5,304	4.0%
Policy loans, at outstanding balance	2,182	1.7%	2,180	1.6%	2,181	1.7%	2,181	1.7%	2,188	1.7%
Limited partnerships and other alternative investments [5]	1,774	1.4%	1,819	1.4%	1,918	1.5%	1,972	1.5%	2,028	1.5%
Other investments [6]	2,293	1.8%	1,427	1.1%	1,617	1.2%	640	0.5%	973	0.7%
Short-term investments [7]	8,731	6.8%	9,517	7.1%	8,528	6.5%	7,330	5.7%	8,861	6.7%

Total investments	$128,071	100.0%	$133,590	100.0%	$130,995	100.0%	$129,689	100.0%	$132,072	100.0%
Less: Equity securities, trading	30,183	23.6%	32,495	24.3%	32,820	25.1%	32,339	24.9%	32,278	24.4%

Total investments excluding trading securities	$97,888	76.4%	$101,095	75.7%	$98,175	74.9%	$97,350	75.1%	$99,794	75.6%

Asset-backed securities (“ABS”)	$3,012	3.9%	$3,009	3.8%	$2,889	3.7%	$3,150	4.0%	$3,297	4.2%
Collateralized debt obligations (“CDOs”)	2,824	3.7%	2,563	3.2%	2,611	3.4%	2,674	3.4%	2,575	3.3%
Commercial mortgage-backed securities (“CMBS”)	8,719	11.3%	8,160	10.2%	7,917	10.2%	7,709	9.8%	7,277	9.3%
Corporate	38,834	50.4%	40,851	51.3%	39,884	51.2%	40,913	52.3%	41,629	53.2%
Foreign government/government agencies	1,716	2.2%	1,924	2.4%	1,683	2.2%	1,802	2.3%	1,864	2.4%
Municipal — taxable	1,101	1.4%	1,125	1.4%	1,199	1.5%	1,237	1.6%	1,299	1.7%
Municipal — tax-exempt	11,415	14.8%	11,598	14.5%	10,925	14.0%	11,090	14.2%	11,482	14.7%
Residential mortgage-backed securities (“RMBS”)	4,772	6.2%	5,551	7.0%	5,683	7.3%	5,014	6.4%	5,214	6.7%
U.S. Treasuries	4,739	6.1%	4,955	6.2%	5,029	6.5%	4,679	6.0%	3,495	4.5%

Total fixed maturities, AFS [8]	$77,132	100.0%	$79,736	100.0%	$77,820	100.0%	$78,268	100.0%	$78,132	100.0%

U.S. government/government agencies	$8,428	10.9%	$9,556	12.0%	$9,918	12.7%	$8,947	11.5%	$8,073	10.3%
AAA	11,406	14.8%	11,158	14.0%	10,174	13.1%	10,155	13.0%	9,409	12.0%
AA	15,357	19.9%	15,591	19.6%	15,554	20.0%	15,518	19.8%	15,900	20.4%
A	19,150	24.8%	19,922	25.0%	19,460	25.0%	19,723	25.2%	20,470	26.2%
BBB	19,018	24.7%	20,022	25.0%	19,153	24.6%	20,212	25.8%	20,568	26.3%
BB & below	3,773	4.9%	3,487	4.4%	3,561	4.6%	3,713	4.7%	3,712	4.8%

Total fixed maturities, AFS [8]	$77,132	100.0%	$79,736	100.0%	$77,820	100.0%	$78,268	100.0%	$78,132	100.0%

[1]	Includes $284, $271, $277, $275, and $25 in Corporate at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011, respectively.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes $88, $93, $97, $100, and $100 in Corporate at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011, respectively.

[4]	Includes $243, $225, $202, $194, and $138 in Corporate at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011, respectively.

[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[6]
Primarily relates to derivative instruments. Additionally, includes $51, $47, $48, $49, and $27 in Corporate at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011, respectively.

[7]	Includes $1,827, $1,890, $1,780, $1,999, and $2,274 in Corporate at June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011, respectively.

[8]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE [1]

	June 30,		September 30,		December 31,		March 31,		June 30,
	2010		2010		2010		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$52,652	53.8%	$54,253	53.0%	$52,429	52.1%	$52,781	53.3%	$52,834	52.3%
Fixed maturities, at fair value using fair value option	—	—	554	0.5%	639	0.6%	1,217	1.2%	1,214	1.2%
Equity securities, trading, at fair value [2]	30,183	30.8%	32,495	31.8%	32,820	32.6%	32,339	32.7%	32,278	31.9%
Equity securities, available-for-sale, at fair value	589	0.6%	608	0.6%	502	0.5%	523	0.5%	603	0.6%
Mortgage loans	3,956	4.0%	4,066	4.0%	3,915	3.9%	4,162	4.2%	4,578	4.5%
Policy loans, at outstanding balance	2,182	2.2%	2,180	2.1%	2,181	2.2%	2,181	2.2%	2,188	2.2%
Limited partnerships and other alternative investments [3]	878	0.9%	910	0.9%	957	1.0%	985	1.0%	1,024	1.0%
Other investments [4]	2,147	2.2%	1,258	1.2%	1,486	1.5%	450	0.5%	799	0.8%
Short-term investments	5,356	5.5%	6,061	5.9%	5,631	5.6%	4,398	4.4%	5,565	5.5%

Total investments	$97,943	100.0%	$102,385	100.0%	$100,560	100.0%	$99,036	100.0%	$101,083	100.0%
Less: Equity securities, trading	30,183	30.8%	32,495	31.8%	32,820	32.6%	32,339	32.7%	32,278	31.9%

Total investments excluding trading securities	$67,760	69.2%	$69,890	68.2%	$67,740	67.4%	$66,697	67.3%	$68,805	68.1%

ABS	$2,506	4.8%	$2,505	4.6%	$2,442	4.7%	$2,655	5.0%	$2,732	5.2%
CDOs	2,271	4.3%	2,043	3.8%	2,087	4.0%	2,144	4.1%	2,047	3.9%
CMBS	6,046	11.5%	5,696	10.5%	5,495	10.5%	5,364	10.2%	4,967	9.4%
Corporate	29,290	55.6%	30,861	56.9%	30,204	57.6%	31,218	59.0%	31,595	59.7%
Foreign government/government agencies	1,280	2.4%	1,431	2.6%	1,160	2.2%	1,200	2.3%	1,285	2.4%
Municipal — taxable	970	1.8%	999	1.8%	1,068	2.0%	1,110	2.1%	1,167	2.2%
Municipal — tax-exempt	2,511	4.8%	2,526	4.7%	2,267	4.3%	2,304	4.4%	2,417	4.6%
RMBS	3,732	7.1%	4,284	7.9%	4,302	8.2%	3,779	7.2%	3,738	7.1%
U.S. Treasuries	4,046	7.7%	3,908	7.2%	3,404	6.5%	3,007	5.7%	2,886	5.5%

Total fixed maturities, AFS	$52,652	100.0%	$54,253	100.0%	$52,429	100.0%	$52,781	100.0%	$52,834	100.0%

U.S. government/government agencies	$6,661	12.7%	$7,174	13.2%	$6,809	13.0%	$5,939	11.3%	$5,869	11.1%
AAA	7,343	13.9%	7,123	13.1%	6,288	12.0%	6,174	11.7%	5,747	10.9%
AA	8,255	15.7%	8,225	15.2%	8,304	15.8%	8,208	15.6%	8,152	15.4%
A	13,444	25.5%	14,217	26.2%	14,177	27.1%	14,551	27.5%	14,873	28.2%
BBB	13,870	26.4%	14,609	26.9%	13,915	26.5%	14,854	28.1%	15,218	28.8%
BB & below	3,079	5.8%	2,905	5.4%	2,936	5.6%	3,055	5.8%	2,975	5.6%

Total fixed maturities, AFS	$52,652	100.0%	$54,253	100.0%	$52,429	100.0%	$52,781	100.0%	$52,834	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes a real estate joint venture.

[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY [1]

	June 30,		September 30,		December 31,		March 31,		June 30,
	2010		2010		2010		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$24,196	87.6%	$25,212	87.9%	$25,114	89.7%	$25,212	90.0%	$25,273	88.9%
Fixed maturities, at fair value using fair value option	—	—	10	—	10	—	13	—	13	0.1%
Equity securities, available-for-sale, at fair value	426	1.5%	467	1.6%	374	1.3%	370	1.3%	378	1.3%
Mortgage loans	474	1.7%	393	1.4%	372	1.3%	380	1.4%	588	2.1%
Limited partnerships and other alternative investments [2]	896	3.3%	909	3.2%	961	3.4%	987	3.5%	1,004	3.5%
Other investments [3]	95	0.3%	122	0.4%	83	0.3%	141	0.5%	147	0.5%
Short-term investments	1,548	5.6%	1,566	5.5%	1,117	4.0%	933	3.3%	1,022	3.6%

Total investments	$27,635	100.0%	$28,679	100.0%	$28,031	100.0%	$28,036	100.0%	$28,425	100.0%

ABS	$506	2.1%	$504	2.0%	$447	1.8%	$495	2.0%	$565	2.2%
CDOs	553	2.3%	520	2.1%	524	2.1%	530	2.1%	528	2.1%
CMBS	2,673	11.0%	2,464	9.8%	2,422	9.6%	2,345	9.3%	2,310	9.1%
Corporate	9,539	39.5%	9,990	39.5%	9,680	38.5%	9,695	38.5%	10,034	39.7%
Foreign government/government agencies	429	1.8%	493	2.0%	523	2.1%	602	2.4%	579	2.3%
Municipal — taxable	131	0.5%	126	0.5%	131	0.5%	127	0.5%	132	0.5%
Municipal — tax-exempt	8,897	36.8%	9,068	36.0%	8,654	34.5%	8,783	34.8%	9,061	35.9%
RMBS	1,028	4.2%	1,253	5.0%	1,360	5.4%	1,215	4.8%	1,456	5.8%
U.S. Treasuries	440	1.8%	794	3.1%	1,373	5.5%	1,420	5.6%	608	2.4%

Total fixed maturities, AFS	$24,196	100.0%	$25,212	100.0%	$25,114	100.0%	$25,212	100.0%	$25,273	100.0%

U.S. government/government agencies	$1,503	6.2%	$2,116	8.4%	$2,837	11.3%	$2,737	10.9%	$2,183	8.6%
AAA	4,055	16.8%	4,035	16.0%	3,886	15.5%	3,981	15.8%	3,662	14.5%
AA	7,096	29.2%	7,364	29.2%	7,248	28.8%	7,308	28.9%	7,745	30.7%
A	5,700	23.6%	5,702	22.6%	5,280	21.0%	5,170	20.5%	5,596	22.1%
BBB	5,148	21.3%	5,413	21.5%	5,238	20.9%	5,358	21.3%	5,350	21.2%
BB & below	694	2.9%	582	2.3%	625	2.5%	658	2.6%	737	2.9%

Total fixed maturities, AFS	$24,196	100.0%	$25,212	100.0%	$25,114	100.0%	$25,212	100.0%	$25,273	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.

[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
AVAILABLE-FOR-SALE SECURITIES

	June 30, 2011			December 31, 2010
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss [1] [2]
Total AFS Securities

Three months or less	$6,867	$6,727	$(140)	$17,431	$16,783	$(643)
Greater than three months to six months	636	600	(36)	732	690	(42)
Greater than six months to nine months	6,569	6,312	(252)	438	397	(41)
Greater than nine months to twelve months	484	461	(23)	185	169	(16)
Twelve months or more	13,208	11,161	(2,009)	15,599	12,811	(2,754)

Total	$27,764	$25,261	$(2,460)	$34,385	$30,850	$(3,496)

[1]
As of June 30, 2011, fixed maturities, AFS, represented $2,359, or 96%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2011 and December 31, 2010.

[2]
Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Subsequent changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2011

	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Financial services	$8,506	$8,357	8.4%
Utilities	7,857	8,228	8.2%
Consumer non-cyclical	5,948	6,356	6.4%
Technology and communications	4,306	4,536	4.5%
Basic industry	3,719	3,925	3.9%
Energy	3,554	3,780	3.8%
Capital goods	3,246	3,461	3.5%
Consumer cyclical	1,986	2,099	2.1%
Transportation	1,118	1,176	1.2%
Other	802	792	0.8%

Total	$41,042	$42,710	42.8%

Top Ten Exposures by Issuer [2]
Government of United Kingdom	$408	$418	0.4%
JPMorgan Chase & Co.	418	396	0.4%
National Grid PLC	333	350	0.4%
AT&T Inc.	311	331	0.3%
Wells Fargo & Co.	322	303	0.3%
State of Califorina	287	294	0.3%
General Electric Co.	331	292	0.3%
Bank of America Corp.	331	292	0.3%
Massachusetts St.	273	288	0.3%
Verizon Communications Inc.	260	281	0.3%

Total	$3,274	$3,245	3.3%

[1]	Excludes equity securities, trading.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.